UNITED STATES SECURITIES AND EXCHANGE COMMISSION

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Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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BUCKEYE VENTURES, INC.
(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT
OF
BUCKEYE VENTURES, INC.
4455 LAMONT STREET, SUITE 3
SAN DIEGO, CALIFORNIA 92109
TELEPHONE (858) 272-6600

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

This Information Statement is first being furnished on or about September 10, 2007 to the holders of record of the common stock of Buckeye Ventures, Inc. (the "Company", "Michigan Company", or "Registrant") as of the close of business on July 31, 2007 (the "Record Date").

The Company’s Board of Directors has approved, and shareholders owning 64,462,106 or 61.98% of the shares of the Company’s common stock outstanding and 796,869 or 79.69% of the shares of the Company's preferred stock outstanding as of July 31, 2007, have consented in writing to the merger of the Company into its wholly-owned subsidiary Buckeye Ventures, Inc., (the "Nevada Company") and the action taken in connection with Company's merger into the Nevada Company authorizing the increase in the authorized shares of common stock of the Nevada Company from 100,000,000 shares to 500,000,000 shares and the authorized shares of preferred stock from 1,000,000 shares to 5,000,000 shares as described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and preferred stock of the Company and are sufficient pursuant to the provisions of the Michigan Business Corporation Act and the Company’s By-Laws to approve the action. Accordingly, the action will not be submitted to the other shareholders of the Company for a vote, and this Information Statement is being furnished to shareholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C, and the provisions of the Michigan Business Corporation Act. The increase in the number of authorized shares of common stock is necessary in order for the Company to have sufficient shares of common stock for potential business acquisitions and related financing transactions. At present, the Company has not entered into any business transaction that would require the Company to utilize share issuance exceeding the number of authorized but unissued shares of common and preferred stock.

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s Common stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

BUCKEYE VENTURES, INC.
4455 LAMONT STREET, SUITE 3
SAN DIEGO, CALIFORNIA 92109
TELEPHONE (858) 272-6600
ATTN.: ALAN MINTZ, CEO

INFORMATION ON CONSENTING SHAREHOLDERS

Pursuant to the Company’s Articles of Incorporation, Bylaws and the provisions of the Michigan Business Corporation Act, a vote by the holders of at least a majority of the Company’s outstanding common stock and preferred stock is required to effect the actions described herein. The Company’s Articles of Incorporation does not authorize cumulative voting. As of the Record Date, the Company had 103,988,618 shares of common stock and 998,086 shares of preferred stock issued and outstanding, of which a majority of shares of common stock and preferred stock are required to approve the merger of the Company into the Nevada Company and the resulting changes in the surviving entities Certificate of Incorporation. The consenting shareholders are the record and beneficial owners of 64,462,106 shares of the Company’s common stock and 796,869 shares of the Company's preferred stock, as of July 31, 2007, which represents 61.98% of the outstanding shares of the Company's common stock and 79.69% of the outstanding shares of the Company’s preferred stock, respectively. Pursuant to the provisions of the Michigan Business Corporation Act, the consenting shareholders voted in favor of the actions described herein in a current joint written consent, dated August 3, 2007, attached hereto as Exhibit A.1. No consideration was paid for the consent. The consenting stockholders' names, affiliations with the Company, and their beneficial holdings are as follows:

Name	Affiliation	Shares of Common Stock Beneficially Held	Percentage	Shares of Preferred Stock Beneficially Held	Percentage
Alan J. Mintz	CEO / Director	32,231,054	30.99%	398,435	39.84%
Larry Weinstein	Secretary / Director	32.231,052	30.99%	398,434	39.84%
Total		64,462,106	61.98%	796,869	79.69%

AGREEMENT AND PLAN OF MERGER PURSUANT TO WHICH WE WILL REINCORPORATE FROM THE
STATE OF MICHIGAN TO THE STATE OF NEVADA

The board of directors have approved and majority shareholders have consented and such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and preferred stock of the Company and are sufficient pursuant to the provisions of the Michigan Business Corporation Act and the Company’s Articles of Incorporation and By-Laws to approve the action to enter into an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Michigan to the State of Nevada (the “Reincorporation”). The Agreement and Plan of Merger is attached hereto as Exhibit A.3 and should be read in its entirety. As part of the Reincorporation, we will merge with and into our wholly-owned subsidiary, Buckeye Ventures, Inc., a Nevada corporation, which will result in, among other things:

-
your right to receive one share of common stock, par value $0.001 per share, of the Nevada Company for every one share of our common stock, par value $0.001 per share, owned by you as of the effective date of the Reincorporation;

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your right to receive one share of preferred stock, par value $0.01 per share, of the Nevada Company for every one share of our preferred stock, par value $0.01 per share, owned by you as of the effective date of the Reincorporation;

-	the persons presently serving as our executive officers and directors continuing to serve in such respective capacity with the Nevada Company;

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the adoption of a Certificate of Incorporation under the laws of the State of Nevada in the form attached hereto as Exhibit B.2, pursuant to which our authorized common stock will increase to 500,000,000 shares, $0.001 par value per share, and our authorized preferred stock will increase to 5,000,000 shares, $0.01 par value per share; and

-	the adoption of new by-laws under the laws of the State of Nevada in the form attached hereto as Exhibit B.4.

Our common stock is currently quoted on the OTC Bulletin Board and the common stock of the Nevada Company will also be quoted on the OTC Bulletin Board.

The board of directors believes that the reincorporation of our company from the State of Michigan to the State of Nevada will benefit our company and our stockholders. The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by our Company. Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Nevada law. Nevada corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs.

Capitalization of Surviving Corporation

The Company presently has authorized 150,000,000 shares common stock and 3,000,000 shares of preferred stock which have been designated as one or more series of Preferred Stock.

The Nevada Company will have authorized 500,000,000 shares of common stock and 5,000,000 shares of preferred stock and will have designated the same number and series of shares of preferred stock with identical rights and privileges of the series of Preferred Stocks designated by the Company. After the merger, the Nevada Company will have more authorized capital stock consisting of 500,000,000 shares of common stock, par value $0.001, and 5,000,000 preferred stock, par value $0.01, but will have the same number of issued and outstanding shares as the Company had before the merger.

A corresponding number of shares reserved for issuance pursuant to the exercise of outstanding stock options and warrants of the Company will be reserved for issuance pursuant to the exercise of options and warrants of the Nevada Company. The outstanding options and warrants of the Company that are exercisable or convertible into the Company’s common stock will be exercisable or convertible, as the case may be, into an identical amount of the Nevada Company’s common stock.

Principal Features of the Reincorporation

The Reincorporation will be effected by the merger of our Company with and into our wholly-owned subsidiary Buckeye Ventures, Inc. of which the Company is the sole shareholder. The Reincorporation will become effective upon the filing of the requisite merger documents in Michigan and Nevada, which filings are expected to occur as promptly as practicable after the Record Date and filing of the Definitive Information Statement with the SEC. A copy of the Nevada Company's Certificate of Incorporation and Bylaws are attached hereto as Exhibit B.2 and B.4.

On the effective date of the merger, outstanding stock certificates of the Company will evidence ownership of the same number of shares of the Nevada Company. It will not be necessary for a stockholder of the Company to take any action or to present his or her certificate for reissuance. When a certificate of the Company is presented for transfer or reissuance, a stock certificate representing the same number of shares of the Nevada Company will be issued.

Upon completion of the Reincorporation, our daily business operations will continue as they are presently conducted. The individuals who will serve as our executive officers following the Reincorporation are those who currently serve as executive officers of our company. The Reincorporation will not effect a change in our name. The name will remain “Buckeye Ventures, Inc.”

Effect of the Reincorporation

The Reincorporation will not have any effect on the transferability of outstanding stock certificates. The Reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send your stock certificates to the Company's transfer agent, as those stock certificates should be carefully preserved by you. You will not receive new share certificates until your current certificates are presented for transfer, at which time the certificates reflecting a Nevada corporation will be exchanged for certificates reflecting a corporation under Michigan law.

United States Federal Income Tax Consequences

The following discussion of the material U.S. federal income tax consequences to our stockholders of the Reincorporation is based upon the Code, Treasury regulations promulgated thereunder, Internal Revenue Service (“IRS”) rulings and pronouncements, and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reincorporation.

This discussion is only for general information to stockholders who hold their shares as capital assets. This discussion does not address every aspect of U.S. federal income taxation that may be relevant to a particular company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) persons who may be subject to the alternative minimum tax provisions of the Code; (ix) a stockholder whose functional currency is not the U.S. dollar; (x) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (xi) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options, warrants or convertible debt. The state and local tax consequences of the Reincorporation may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the merger of the Company with and into the Nevada Company, which will effect the Reincorporation ("Merger"), will qualify as a reorganization, under section 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the Merger, and, therefore, the Reincorporation, would be as follows: (i) the Company and the Nevada Company will not recognize any gain or loss as a result of the Merger; (ii) no gain or loss will be recognized by holders of common stock on the conversion of common stock into Nevada Company common stock; (iii) the aggregate adjusted tax basis of the Nevada Company common stock received by a holder of common stock in the Merger will be the same as the aggregate adjusted tax basis of the common stock converted in the Merger; and (iv) the holding period, for U.S. federal income tax purposes, for the Nevada Company common stock received in the Merger by a holder of common stock will include the period during which the holder held the converted common stock.

Our stockholders are urged to consult their own tax advisors regarding the tax consequences to them of the reincorporation, including the applicable federal, state, local and foreign tax consequences.

Rights of Dissenting Shareholders

Because the Company is a Michigan corporation, each shareholder of the Company who does not wish to consent to the Merger, may by complying with Sections 761 through 774 (inclusive) of the Michigan Business Corporation Act (the "MBCA"), be entitled to dissenters' rights as described herein. All of the Company's shareholders who desire to pursue their dissenters' rights under the MBCA should follow the procedures to perfect such rights as described below and the applicable statutory provisions attached hereto as Exhibit C. 1.

IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF THE MBCA RELATING TO DISSENTERS' RIGHTS, ANY SHAREHOLDER WHO IS CONSIDERING EXERCISING DISSENTERS' RIGHTS SHOULD READ THE APPLICABLE PROVISIONS CAREFULLY AND CONSULT HIS OR HER LEGAL ADVISOR.

A shareholder who perfects his or her dissenters' rights, if any, will probably recognize gain or loss in an amount equal to the difference between the "amount realized" and the shareholder's adjusted tax basis in the Company's capital stock.

Under the MBCA, any shareholder may dissent from the Merger and elect to receive payment of the "fair value" of that shareholder's shares, provided that the shareholder complies with the provisions of the MBCA. Those shares would then be cancelled.

Section 761(d) of the MBCA defines "fair value" with respect to a dissenter's shares as the value of the shares immediately before the effectuation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger, unless exclusion would be inequitable.

The following is not a complete description of the MBCA relating to dissenters' rights. More detailed and complete information regarding dissenters' rights can be found in Sections 761 through 774 (inclusive) of the MBCA, a copy of which is attached hereto as Exhibit C.1. You should review this summary and Exhibit C.2 carefully if you wish to exercise dissenters' rights, because failure to comply with the required procedures within the specified timeframe will result in loss of your dissenters' rights.

Pursuant to Section 761(d) of the MBCA, if a proposed corporate action creating dissenters' rights (such as the Merger) is taken by written consent of the shareholders, the corporation must notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them a dissenters' notice. That dissenters' notice must be sent not later than 10 days after the effectuation of the corporate action, the Redomicile resulting from the Merger, and must: (i) state where the demand of payment must be sent and where and when certificates, if any, for shares must be deposited, (ii) inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received, (iii) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action (the Merger) and requires that the person asserting dissenters' rights certify whether he or she acquired beneficial ownership of the shares before that date, (iv) set a date by which the corporation must receive the demand for payment, which may not be less than 30 days and no more than 60 days after the date the notice is delivered, and (v) enclose a copy of Sections 761 through 774 (inclusive) of the MBCA. Michigan law does not provide that a shareholder's failure to consent to the proposed the Merger will be deemed a waiver of that shareholder's dissenter's rights.

This information statement and the notice attached hereto as Exhibit C.1 shall constitute notice to you of the availability of dissenters' rights under Section 762 of the MBCA, a copy of which is attached as Exhibit C.2 to this information statement.

Holders of shares of the Company's capital stock who desire to exercise their dissenters' rights must, on or before October 10, 2007 (30 days after the date of mailing of this notice) deliver to the Company: (1) a written demand for payment to the Company (using the Dissenters' Rights Demand Form attached as Exhibit C. 1) and (2) the certificates for all of the shares of stock set forth in that demand. The Dissenters' Rights Demand Form and those certificates should be mailed or delivered to Buckeye Ventures, Inc., 4455 Lamont Street, Suite 3, San Diego, CA 92109. Those items will need to be received by the Company on or before October 10, 2007 or the right to dissent with respect to those shares will be lost. As provided by Section 766(c) of the MBCA, the Dissenters' Rights Demand Form requires a dissenting shareholder to certify whether or not those shares were acquired before August 8, 2007, the date of the first announcement to news media or to shareholders of the terms of the proposed Share Exchange.

A person having a beneficial interest in shares of the Company’s capital stock that are held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized herein properly and in a timely manner to perfect dissenters' rights. If the shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, the demand must be executed by or for the record owner. If a shareholder holds shares of the Company's stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for dissenters' rights with respect to those shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.

A record holder, such as a broker, fiduciary, depositary or other nominee, who holds shares of the Company's stock as a nominee for others, may exercise dissenters' rights with respect to the shares held for all or less than all beneficial owners of shares as to which that person is the record owner. In that case, the written demand must set forth the number of shares covered by that demand and the names and addresses of each beneficial shareholder on whose behalf the demand is being made.

Unless a shareholder acquired his or her shares on or after August 8, 2007 (the date of the first public announcement or to shareholders of the terms of the proposed Merger), the Company must calculate the fair value of the shares plus interest, and within 7 days of the date the Company receives the demand, pay this amount to the dissenting shareholders who properly exercised dissenters' rights and deposited certificates with the Company. The payment must be accompanied by (i) the Company's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that fiscal year, a statement of changes in shareholders' equity for such fiscal year, and the latest interim financial statements, (ii) a statement of the Company's estimate of the fair value of the shares, (iii) an explanation of how the interest was calculated, and (iv) a statement of dissenters' rights to demand payment.

Within 30 days of the time the Company pays or offers to pay a dissenting shareholder for his or her shares, the dissenting shareholder has the right to challenge the Company's calculation of the fair value of the shares and interest due, and must notify the Company by demand in writing of the amount that the dissenting shareholder believes to represent the true fair market value of and interest due on the shares. If the Company and the dissenting shareholder are unable to settle on an amount, the Company shall commence a proceeding within 60 days after receiving the demand from the dissenting shareholder and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within the 60-day period, the Company is obligated to pay the dissenting shareholder the amount demanded less any amount already paid to the dissenting shareholder, plus interest. All dissenting shareholders are entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously paid, with interest.

SHAREHOLDERS CONSIDERING EXERCISING THEIR DISSENTERS' RIGHTS SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES AS DETERMINED UNDER SECTIONS 761 THROUGH 774 (INCLUSIVE) OF THE MICHIGAN BUSINESS CORPORATION ACT COULD BE MORE THAN, THE SAME AS OR LESS THAN THE PRICE AT WHICH THEY MAY BE ABLE TO SELL THEIR SHARES IN A PUBLIC OR PRIVATE SALE IF THEY DID NOT EXERCISE THOSE DISSENTERS' RIGHTS. FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES SET FORTH IN SECTIONS 761 THROUGH 774 (INCLUSIVE) OF THE MICHIGAN BUSINESS CORPORATION ACT WILL RESULT IN THE LOSS OF A SHAREHOLDER'S STATUTORY DISSENTERS' RIGHTS. CONSEQUENTLY, ANY SHAREHOLDER WISHING TO EXERCISE DISSENTERS' RIGHTS IS URGED TO CONSULT LEGAL COUNSEL BEFORE ATTEMPTING TO EXERCISE SUCH RIGHTS.

Material Accounting Implications

There is no material accounting impact of the Reincorporation of our Company in Nevada.

Regulatory Approvals

We are required to prepare and circulate to our stockholders an information statement meeting the requirements of the rules and regulations of the U. S. Securities and Exchange Commission. This information statement has been prepared by us in accordance with such rules and regulations, and is being circulated as required to the Company's shareholders. Once a definitive information statement has been mailed, we are required to file a Certificate of Merger with the State of Nevada and Articles of Merger with the State of Michigan in order to effect the Reincorporation. Other than the foregoing, no federal or state regulatory requirements must be complied with or approval must be obtained in connection with the merger and the Reincorporation.

Articles of Incorporation and Bylaws

Attached as Exhibit B.2 to this Information Statement is a copy of the Restated Certificate of Incorporation of Buckeye Ventures, Inc., the surviving Nevada Company, as they will be after the merger. Although there are differences between the Nevada Company’s Certificate of Incorporation and the Company’s current Articles of Incorporation and some provisions that are in the Company’s current Articles of Incorporation are omitted from the Nevada Company’s Certificate of Incorporation because they are unnecessary in light of the Nevada Corporation Law, all material provisions of the Certificate of Incorporation in Exhibit B.2 are similar to the substantive provisions of the current Articles of Incorporation of the Company in Michigan.

The bylaws of the surviving corporation, which will be the bylaws of the Nevada Company, are substantially similar to the current bylaws of the Company. Minor differences reflect variations between Nevada and Michigan law. Both the Company’s bylaws and the bylaws of the Nevada Company provide that amendments may be made by the stockholders or by the Board of Directors.

Significant Differences between the Corporate Laws of Michigan and Nevada and of Articles of Incorporation of Buckeye Ventures, Inc. (Michigan) and Buckeye Ventures, Inc. (Nevada)

The Company is presently incorporated under the laws of the State of Michigan and the Company has a wholly-owned subsidiary, Buckeye Ventures, Inc. incorporated under the laws of the State of Nevada (“Nevada Company”). The Company will be merged into and will be Reincorporated under the laws of the State of Nevada. On consummation of the merger, our stockholders, whose rights currently are governed by Michigan law and our Articles and our Bylaws created pursuant to Michigan law, will become stockholders of Buckeye Nevada, a Nevada company and their rights as stockholders will then be governed by Nevada law and a Nevada Certificate of Incorporation and Nevada Bylaws which have been drafted and created under Nevada law.

Although the corporate statutes of Nevada and Michigan are similar, certain differences exist. The most significant differences, in the judgment of our management, are summarized below. This summary is not intended to be complete, and stockholders should refer to the Business Corporation Act of the State of Michigan (“Michigan law”) and Chapters 78 and 92A of the Nevada Revised Statutes (“Nevada law”) to understand how these laws apply to the Company and Buckeye Nevada.

Common Stock. The current Articles of Incorporation of the Company authorizes 150,000,000 shares of common stock while the current Certificate of Incorporation of the Nevada Company authorizes 100,000,000 shares of common stock. In connection with the merger of the Company into the Nevada Company, the authorized number of shares of common stock of the Nevada Company is being increased to 500,000,000 shares.

Blank Check Preferred Stock. The Articles of Incorporation of the Company authorizes 3,000,000 shares of “blank check” preferred stock while the Certificate of Incorporation of the Nevada Company currently authorize this issuance of 1,000,0000 shares of “blank check” preferred stock. The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by stockholders and the terms, preferences, privileges, rights and other features of which are determined by the board upon issuance or designation prior to issuance. The authorization of such “blank check” preferred stock would permit the board to authorize and issue preferred stock from time to time in one or more series.

In connection with the merger of the Company into the Nevada Company, the authorized number of shares of preferred stock of the Nevada Company is being increased to 5,000,000 shares.

Classified Board of Directors. The Company’s Articles of Incorporation provide that its board of directors be classified into three classes with the term of office of one class expiring each year and at the next annual meeting of stockholders, at the following annual meeting a second class of directors shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold officer for a term expiring at the third succeeding annual meeting. The Certificate of Incorporation of the Nevada Company does not propose to classify the board of directors into separate classes. However, should we ever consider dividing the board into classes, Nevada law permits a corporation to classify the board of directors into as many as three classes of as equal size as possible with staggered terms of office.

Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause and removal of directors when the board is divided into classes.

Under Michigan law, directors of a corporation without a classified board may be removed with or without cause, unless the articles of incorporation provide otherwise, by the holders of a majority of shares then entitled to vote in an election of directors. Notwithstanding the foregoing, the articles of incorporation of the Company provide that a director can be removed with or without cause by the vote of holders of not less than sixty percent of shares entitled to vote in the election of directors.

Special Meetings of Stockholders. Michigan law permits special meetings of stockholders to be called by the board, or by officers, directors or stockholders as provided in the bylaws. Notwithstanding any such provision, upon application of the holders of not less than 10% of all the shares entitled to vote at a meeting, the circuit court of the county in which the principal place of business or registered office is located, for good cause shown, may order a special meeting of stockholders to be called and held at such time and place, upon such notice and for the transaction of such business as may be designated in the order. At any such meeting ordered to be called by the court, the stockholders present in person or by proxy and having voting powers constitute a quorum for transaction of the business designated in the order. Unless otherwise provided in the articles of incorporation or bylaws of a Michigan corporation, the entire board of directors, any two directors or the president may call a special meeting of the stockholders.

Indemnification of Officers and Directors and Advancement of Expenses. Michigan and Nevada have similar provisions that permit indemnification by a corporation of our officers, directors, employees and agents where they acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation or its stockholders.

Under Michigan law, an indemnification shall be made by the corporation only upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct and upon an evaluation of the reasonableness of expenses and amounts paid in settlement. This determination and evaluation shall be made by: a majority vote of a quorum of the board consisting of directors not parties or threatened to be made parties to the action, suit or proceeding; or absent a quorum by a majority vote of a committee of the board; or by an opinion of independent legal counsel. Under Michigan law a corporation may advance reasonable expenses to a director, officer, employee or agent if such person furnishes a written undertaking to repay the advance if it is determined that he or she did not meet the applicable standard of conduct, if any, required for indemnification. Nevada has similar provisions regarding the advance of expenses but also permits the stockholders of a corporation to authorize such advances.

However, Nevada law also provides that a director or officer is not liable to the corporation or its stockholders for any act or failure to act unless it is proven that his or her act or failure to act constitutes a breach of fiduciary duty and the breach of that duty involved intentional misconduct, fraud, or a knowing violation of law, and the corporation is free to indemnify the director or officer if the director or officer is not liable under this provision and regardless of any determination of the director’s or officer’s good faith.

Limitation on Personal Liability of Directors.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his/her act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his/her breach of those duties involved intentional misconduct, fraud or a knowing violation of law. There are no comparable provisions under Michigan law or in the Articles of Incorporation of the Company.

Dividends. Under Michigan law, a distribution shall not be made if, after giving it effect, the corporation would not be able to pay its debts as the debts become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Further, under Michigan laws, the board may base a determination that a distribution is not prohibited on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances, on a fair valuation, or on another method that is reasonable.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation or Bylaws. In general, both Michigan law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a Company’s articles of incorporation. Both Michigan law and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Nevada law and Michigan law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the articles of incorporation, respectively. However, the Nevada law allows the board of directors, without stockholder approval, to increase or decrease the number of authorized shares of capital stock if the number of outstanding shares is proportionately increased or decreased. The Michigan law does not have a similar provision.

Notwithstanding the foregoing, the Company’s articles of incorporation and that of the Nevada Company each provide that the affirmative vote or consent of the holders of sixty percent of all classes of stock entitled to vote in elections of directors, considered for the purposes as one class shall be required for extraordinary transactions, which is defined as action (a) for the adoption of any agreement for the merger or consolidation with any Affiliated Entity, which is defined as an entity that owns more than 5% of the capital stock entitled to vote; or (b) to authorize any liquidating distribution, sale, lease, or other disposition of all or a substantial part of the assets to an Affiliated Entity; or (c) to authorize any transfer, sale or lease by an Affiliated Party to the Company (or Buckeye Nevada) or any subsidiary in exchange for cash, securities or other assets (except cash, securities or other assets having an aggregate fair market value of less than $2,000,000). In connection with the Reincorporation in Nevada, the Articles of Incorporation of Buckeye Nevada will be amended to delete the provision requiring the vote of holders of sixty percent for extraordinary transactions and a new provision shall require a majority of all outstanding shares entitled to vote to approve amendments to the Articles of Incorporation of Buckeye Nevada. In addition, notwithstanding the applicable provisions of Michigan law, the Company’s Articles of Incorporation require the affirmative vote of holders of sixty percent of all classes of stock entitled to vote in election of directors, considered as one class, to amend, alter, change, repeal or adopt new provisions of the Articles of Incorporation or Bylaws affecting the following: Article I - Shareholders, Section 2 (Special Meetings) and Section 4 (Quorum); Article II - Board of Directors, Section 2 (Number and Qualifications), Section 3 (Classes, Tenure and Election of Directors), Section 6 (Vacancies), Section 11 (Quorum and Voting) and Section 14 (Removal); Article IV - Officers, Section 7 (Removal); and Article IX - Amendment to By-laws.

Actions by Written Consent of Stockholders. Michigan law and Nevada law each provide that, unless the articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, both Michigan law and Nevada law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. However, Michigan law permits that any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if before or after the action all the shareholders entitled to vote consent in writing.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Nevada law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if: (a) the merger agreement does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances. While Michigan law does not require the vote of stockholders if a domestic parent corporation merges with a domestic subsidiary corporation or a foreign subsidiary corporation merges with a domestic parent corporation, Michigan law does require a shareholder vote if a domestic parent corporation merges with a foreign subsidiary corporation and the foreign corporation is the surviving corporation.

Restrictions on Business Combinations. Generally, both the Michigan law and the Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Nevada law, the definition of interested stockholder defined as a holder of 10% or more of the voting stock is an interested stockholder. The laws of both Michigan and Nevada generally permit a corporation to opt out of application of the statutory provisions limiting business combinations with interested stockholders by making a statement to that effect in its articles of incorporation. The Articles of Incorporation of the Company and the Nevada Company both contain provisions that permit transactions with an affiliated entity, as defined, with the affirmative vote or consent of the holders of sixty percent or all classes of stock entitled to vote in the election of directors, voting as one class.

Significant Differences between the By-Laws of the Company and the Nevada Company

The following comparison of the Company’s bylaws with bylaws of the Nevada Company summarizes the important differences, but is not intended to list all the differences.

Board of Directors. The Company’s bylaws provide that the number of directors will be fixed from time to time by resolution by the board and shall not be less than one or more than twenty, divided into three classes of approximately equal size. In addition, the Company’s bylaws provide that newly created directorships resulting from any increase in the number of directors and any vacancies on the board resulting from death, resignation, disqualification, removal or other cause will be filled by the remaining directors then in office to serve until the next annual meeting of stockholders, and no decrease in the number of directors constituting the board will shorten the term of any incumbent director. The Company’s bylaws provide that any director may be removed from office with or without cause by the affirmative vote of the holders of at least sixty percent of the outstanding common stock entitled to vote for the election of directors.

The bylaws of the Nevada Company provide for the number of directors to be fixed from time to time by resolution by the board and the election of directors by the affirmative vote of a majority of the stockholders present at a meeting of stockholders, but the number of directors shall not be less than one nor more than nine. The bylaws of the Nevada Company do not provide for the classification of directors into separate classes.

Transaction with Corporation. The Company’s bylaws contain express provisions that permit the Company to enter into contracts with directors and officers if the following conditions are satisfied: the contract is fair and reasonable; the material facts of the relationship and the transaction are disclosed; or the material facts of the relationship and the transaction are disclosed and known to stockholders and stockholders authorize the contract or transaction. There is no similar provision in the bylaws of the Nevada Company. However, both Michigan law and Nevada law contain similar provisions to the Company’s bylaws regarding transactions with interested parties.

Certain Illegal Actions of Directors and Shareholders. The Company’s bylaws contain a provision that Directors who vote for certain corporation actions, including: declaring a dividend or distribution of assets to shareholders contrary to law, or any restriction in its articles of incorporation or bylaws; purchase shares of the Company contrary to Michigan law or contrary to the articles of incorporation or bylaws; distribution of assets to shareholders without paying or providing for Company liabilities; or making a loan to an officer, director or employee contrary to Michigan law, are jointly and severally liable to the Company for the benefit of creditors or shareholders. While the bylaws of the Nevada Company do not contain similar provisions, such provisions of the Company’s Bylaws are similar to the provisions of Michigan law and Nevada law.

Written Consent of Stockholders. The Company’s bylaws and the bylaws of the Nevada Company allow any action required or permitted to be taken at a meeting of the stockholders to be taken without a meeting by written action signed by a majority of the stockholders entitled to vote on such action. However, the Company’s articles of incorporation and bylaws, as noted above, contain the requirement of consent of holders of sixty percent of shares entitled to vote in the election of directors for certain specific actions.

This supermajority voting requirement may lengthen the amount of time required to take stockholder actions and would prevent the amendment of the articles of incorporation or bylaws or removal of directors by our stockholders, among other matters. The board of directors believes that it is in the best interest of the Company to eliminate the sixty percent voting requirement, in order to allow for more flexibility in taking corporate actions for the benefit of the Company and its shareholders.

Advanced Notice Provisions for Stockholder Proposals. There is no specific statutory requirement under either Michigan law or Nevada law with regard to the advance notice of stockholder proposals. Absent a restriction in a corporation’s bylaws, stockholder proposals are subject to federal securities laws, which generally provide that any stockholder proposals that the proponent wishes to include in our proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was sent out in connection with the previous year’s annual meeting. The current bylaws of the Company and of the Nevada Company do not contain provisions regarding notice requirements for stockholder proposals.

Calling of Special Meetings. Under the Company’s Bylaws, a special meeting of stockholders may be called by the chairman of the board or directors or the president and shall be called by the president and secretary at the direction of the board, or stockholders holding at sixty percent of the voting power of all shares of Company entitled to vote. The bylaws of the Nevada Company provide that a special meeting of the stockholders may be called at any time by the board of directors, the chief executive officer, or one or more shareholders holding shares in the aggregate entitled to cast not less than thirty percent of the votes at such meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 31, 2007, certain information regarding the ownership of the Company’s Common Stock by each director and executive officer of the Company, each person who is known to the Company to be a beneficial owner of more than 5% of any class of the Company’s voting stock, and by all officers and directors of the Company as a group. Unless otherwise indicated below, to the Company’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of all classes of the Company common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of July 31, 2007 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 103,988,618 shares of the Common Stock issued and outstanding as of July 31, 2007.

Title of Class Name and Address Of Beneficial Owners (1)	Beneficial Ownership	Percent
Common Stock Alan J. Mintz, CEO and Director	32,231,054	30.99%
Common Stock Paul D. Hancock, Vice Chairman of the Board	9,805,384	9.43%
Common Stock Larry Weinstein, Secretary and Director	32,231,052	30.99%
Common Stock Larry Epstein, Esq., Director	405,333	0.39%
Common Stock Al Roach, Jr., Chairman of the Board	300,000	0.29%
Common Stock Adam Taylor, Director	40,000	0.04%
Common Stock Randy Eakin, CPA, Director	200,000	0.19%
All Officers and Directors as a group (7 persons)	75,212,823	72.33%
(1) The address for the named beneficial owners, directors and officers is c/o Buckeye Ventures, Inc., 4455 Lamont Street, Suite 3, San Diego, CA 92109

NOTICE TO SHAREHOLDERS OF ACTION APPROVED BY CONSENTING SHAREHOLDERS

The following action was taken based upon the unanimous recommendation of the Company’s Board of Directors (the "Board") and the written consent of the consenting shareholders as set forth in Exhibit A.1.

AGREEMENT AND PLAN OF MERGER

The Board and the consenting shareholders have adopted and approved a Plan of Merger between the Company and its wholly-owned subsidiary Buckeye Ventures, Inc., a Nevada corporation. The merger results in an increase of the number of our authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 500,000,000 shares and to increase the number of our authorized shares of preferred stock, par value $0.01 per share, from 3,000,000 to 5,000,000 shares (collectively, the "Authorized Share Increase"). The amendment was adopted primarily in anticipation of providing the Company with the capital structure that would facilitate any potential future acquisitions. The Board resolutions, stockholder consents approving the Plan of Merger and the Plan of Merger are attached hereto as Exhibit A.

The Plan of Merger will become effective and the Authorized Share Increase will be implemented by filing Merger Articles and an Amended Article to the Certificate of Incorporation of the Nevada Company with the Division of Corporations of the State of Nevada. Under federal securities laws, the Company cannot file the Merger Articles and the Amended Articles of Incorporation until at least 20 days after the mailing of this Information Statement.

As of the record date, the authorized number of shares of the Company’s preferred stock is 3,000,000 shares and the number of authorized shares of the Company's common stock is 150,000,000 shares. The Board and the consenting shareholders believe that additional authorized shares of preferred stock and common stock is in Buckeye’s best interest as the additional shares will be issued for acquisitions, raising of additional equity capital or other financing activities, stock dividends or other such purposes. The future issuance of additional shares of preferred stock and common stock on other than a pro rata basis to existing shareholders will dilute the ownership of the current shareholders, as well as their proportionate voting rights. The new shares of preferred stock that will be authorized by the amendment may be issued in one or more classes or series, having such designations, preferences, privileges and rights as the Board may determine from time to time.

Although this action is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any instruments or the Articles of Incorporation, as amended or the Bylaws of Buckeye in effect on the date of this Information Statement, Buckeye shareholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Buckeye or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by the provisions of the NRS with respect to a merger or other business combination involving Buckeye.

EXHIBIT A.1

CONSENT OF THE BOARD OF DIRECTORS
AND MAJORITY SHAREHOLDERS
OF BUCKEYE VENTURES, INC.

a Michigan Corporation

The undersigned, being all of the members of the Board of Directors and the holders of at least a majority of the outstanding common stock and preferred stock of Buckeye Ventures, Inc., a Michigan corporation (the "Corporation"), acting pursuant to the authority granted by the provisions of the Michigan Business Corporation Act and the By-Laws of the Corporation , do hereby adopt the following resolutions by consent as of August 3, 2007.

PLAN OF MERGER BETWEEN BUCKEYE VENTURES, INC.
A MICHIGAN CORPORATION AND
BUCKEYE VENTURES, INC., A NEVADA CORPORATION

WHEREAS, it is proposed that the Corporation merge into its wholly-owned subsidiary Buckeye Ventures, Inc., a Nevada corporation and that the Nevada Company shall amend its Certificate of Incorporation to increase the number of authorized shares of preferred stock from 1,000,000 to 5,000,000, par value $0.01 per share, and to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000, par value $0.001 per share; and

WHEREAS, the Board deems that the Plan of Merger and the amendment to the Certificate of Incorporation of the Nevada Corporation is in the best interests of the Corporation and its shareholders.

NOW, THEREFORE, BE IT RESOLVED, that upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Division of Corporations of the State of Nevada and Michigan, the Article of Merger, in accordance with applicable law;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

This Joint Written Consent of the Board of Directors and Majority Consenting Common And Preferred Shareholders shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholder of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

The Board of Directors authorized and approved the above Articles of Amendment to the Corporation's Articles of Incorporation. The directors that executed this Joint Consent are: /s/ Alan J. Mintz, /s/ Larry Weinstein, /s/ Alfred Roach, Jr., /s/ Ronald L. Smith and /s/ Adam Taylor, constituting a majority of the Board of Directors of the Corporation.

Majority Consenting Shareholders

Names	Common Shares	Percentage	Preferred Shares	Percentage
Alan J. Mintz	32,231,054	30.99%	398,435	39.84%
Larry Weinstein	32.231,052	30.99%	398,434	39.84%
Total Consenting Shares	64,462,106	61.98%	796,869	79.69%

EXHIBIT A.2

WRITTEN CONSENT OF THE BOARD OF DIRECTORS
AND SOLE SHAREHOLDER OF BUCKEYE VENTURES, INC.

a Nevada Corporation

The undersigned, being all of the members of the Board of Directors and the holders of all outstanding common stock of Buckeye Ventures, Inc., a Nevada corporation (the "Nevada Corporation"), acting pursuant to the authority granted by the provisions of the Nevada Corporation law and the By-Laws of the Nevada Corporation , do hereby adopt the following resolutions by written consent as of August 3, 2007.

AGREEMENT AND PLAN OF MERGER BETWEEN BUCKEYE VENTURES, INC. A MICHIGAN CORPORATION AND BUCKEYE VENTURES, INC., A NEVADA CORPORATION AND AMENDMENT TO THE CERTIFICATE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

WHEREAS, it is proposed that the Buckeye Ventures, Inc., a Michigan corporation merge into its wholly-owned subsidiary Buckeye Ventures, Inc., a Nevada corporation and that the Nevada Company shall amend its Certificate of Incorporation to increase the number of authorized shares of preferred stock from 1,000,000 to 5,000,000, par value $0.01 per share, and to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000, par value $0.001 per share; and

WHEREAS, the Board deems that the Plan of Merger and the amendment to the Certificate of Incorporation is in the best interests of the Nevada Company and its sole shareholder Buckeye Ventures, Inc., a Michigan corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Article III of the Nevada Company's Certificate of Incorporation be amended as follows:

Changing Article III so that, as amended, said Article shall be and read as follows:

The total authorized capital stock is:
Preferred Stock 5,000,000 shares, par value $0.01 per share. Common Stock 500,000,000 shares, par value $0.001 per share.

A statement of all of the relative designations, powers, rights, preferences, restrictions and limitations of the shares of each class is as follows:

The Preferred Stock:

Shares of the Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which series shall have such distinctive designations or title as shall be fixed by the Board of Directors of the Corporation prior to the issuance of any shares thereof. The Board of Directors of the Corporation is hereby expressly granted authority to fix by duly adopted resolution or resolutions the designations and the relative powers and preferences, the relative, participating, optional, voting, conversion or other special rights, the terms and conditions of any redemptions and the relative qualifications, limitations or restrictions as may be authorized or permitted by the laws of the State of Nevada in respect of each such series of Preferred Stock.

The Common Stock:

Dividends - Subject to any and all prior rights of the holders of any outstanding shares of the Preferred Stock of the Corporation, of any and all series, the Board of Directors may declare and pay ratable dividends or make other distributions in cash, its bonds or its property, including shares or bonds of other corporations, on the outstanding shares of its Common Stock, payable to the full extent permitted under the laws of the State of Michigan, except when currently the Corporation is insolvent or would thereby be made insolvent. Dividends may be declared or paid and distributions may only be made out of surplus. Once declared, holders of Common Stock are entitled to prompt payment of dividends, without interest, to the extent that surplus then exists. Dividends in the shares of the Corporation's own capital stock may be declared and paid pro rata on the outstanding shares of its Common Stock to the extent permitted by the Nevada Business Corporation Act.

No Pre-Emptive Rights:

No shareholder of the Corporation shall have any preemptive or other right to purchase or subscribe for any shares of the capital stock of the Corporation which it may issue or sell, whether now or hereafter authorized, other than such right, if any, as the Board of Directors of the Corporation in its discretion may from time to time determine.

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Division of Corporations of the State of Nevada, the Amended Certificate of Incorporation, in accordance with applicable law;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

This Written Consent of the Board of Directors and Sole Consenting Common And Preferred Shareholder shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholder of this Corporation. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

The Board of Directors unanimously authorized and approved the above Articles of Amendment to the Corporation's Certificate of Incorporation. The directors that executed this Consent are: /s/ Alan J. Mintz, /s/ Larry Weinstein, constituting the entire Board of Directors of the Corporation.

EXHIBIT A.3

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Agreement”) is made and entered into this 3rd day of August 2007, by and between Buckeye Ventures, Inc., a Michigan corporation (the “Michigan Company”) and Buckeye Ventures, Inc., a Nevada corporation (the “Nevada Company”) (the Michigan Company and the Nevada Company are sometimes referred to herein individually as a “Merging Company” and, collectively, as the “Merging Companies”).

RECITALS

WHEREAS, the Nevada Company is a wholly owned subsidiary of the Michigan Company; and
WHEREAS, the Merging Companies desire that the Michigan Company merge with and into the Nevada Company, which shall be the surviving corporation, in the manner and upon the terms and conditions set forth in this Agreement; and

WHEREAS, the Michigan Company’s Articles of Incorporation authorize the issuance of 150,000,000 shares of common stock, par value $0.001, 103,988,618 of which shares of common stock are issued and outstanding as of the date of this Agreement (which number may increase prior to the effective date of the merger if outstanding options or warrants of the Michigan Company are exercised during such period of time) and 3,000,000 shares of preferred stock, par value $0.01, of which 998,086 preferred shares are designated as follows:

717 preferred stock have been designated as “Series 89-B Preferred Stock and are issued and outstanding as of the date of this Agreement;

1,000 preferred stock have been designated as “Series 91-C Preferred Stock” and are issued and outstanding as of the date of this Agreement;

26,000 preferred stock have been designated as “Series 92-D+E Preferred Stock” and are issued and outstanding as of the date of this Agreement;

50,000 preferred stock have been designated as “Series 94-F Preferred Stock” and are issued and outstanding as of the date of this Agreement;

1,000 preferred stock have been designated as “Series 94-G Preferred Stock” and are issued and outstanding as of the date of this Agreement;

7,500 preferred stock have been designated as “Series 94-H+I Preferred Stock” and are issued and outstanding as of the date of this Agreement;

15,000 preferred stock have been designated as “Series 96-J Preferred Stock” and are issued and outstanding as of the date of this Agreement;

10,000 preferred stock have been designated as “Series 99-K Preferred Stock” and are issued and outstanding as of the date of this Agreement;

25,000 preferred stock have been designated as “Series 00-L Preferred Stock” and are issued and outstanding as of the date of this Agreement;

28,000 preferred stock have been designated as “Series 01-O Preferred Stock” and are issued and outstanding as of the date of this Agreement;

14,000 preferred stock have been designated as “Series 03-U Preferred Stock” and are issued and outstanding as of the date of this Agreement;

796,869 preferred stock have been designated as “Series 06-W Preferred Stock” and are issued and outstanding as of the date of this Agreement; and

10,000 of which shares of preferred stock, par value $10, have been designated as “Series 88-A Preferred Stock” and are issued and outstanding as of the date of this Agreement;

2,000 of which shares of preferred stock, par value $10, have been designated as “Series 01-P Preferred Stock” and are issued and outstanding as of the date of this Agreement; and

1,000 of which shares of preferred stock, par value $10, have been designated as “Series 03-V Preferred Stock” and are issued and outstanding as of the date of this Agreement;

WHEREAS, the Nevada Company’s Certificate of Incorporation authorizes 100,000,000 shares of common stock, par value $0.00 1, of which 100 shares are issued and outstanding as of the date of this Agreement all of which are owned by the Michigan Company, and no shares of preferred stock, par value $0.01, are issued and outstanding;

WHEREAS, the respective Board of Directors of each of the Merging Companies have approved and adopted this Agreement and deem it desirable that the Michigan Company be merged with and into the Nevada Company in accordance with Section 735 of the Michigan Business Corporation Act (“MBCA”) and Nevada Revised Statue Chapter 78 (“NRS”); and

WHEREAS, the Michigan Company, being sole stockholder of the Nevada Company, has approved this Agreement in accordance with Section 703a(d) of the MBCA; and

WHEREAS, the respective Board of Directors of each of the Merging Companies desires that the merger described in this Agreement (the “Merger”) be a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, the parties agree as follows:

ARTICLE I

MERGER AND NAME OF SURVIVING CORPORATION

On the Effective Date (as defined herein), the Michigan Company and the Nevada Company shall be merged into a single corporation, in accordance with the laws of the states of Nevada and Michigan, by the Michigan Company merging into the Nevada Company, which shall be the surviving corporation and which shall exist under the name “Buckeye Ventures, Inc.” (the “Surviving Corporation”).

ARTICLE II

TERMS AND CONDITIONS OF MERGER

The terms and conditions of the merger are (in addition to those set forth elsewhere in this Agreement) as follows:

(a) On the Effective Date:
(i)	The Michigan Company shall be merged with and into the Nevada Company to form a single corporation and the Nevada Company shall be, and is designated herein as, the Surviving Corporation;

(ii)	The separate existence of the Michigan Company shall cease;

(iii)	The Surviving Corporation shall have all the rights, privileges, immunities, and powers and shall be subject to all duties and liabilities of a corporation organized under the laws of Michigan;

(iv)
The surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of the Merging Companies; and all property, real, personal, and mixed, including all trademark, trademark registrations and applications for registration of trademarks, and all debts due of whatever account, including subscriptions to shares, and all and every other interest, of or belonging to or due to the Merging Companies, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; the title to any real estate, or any interest therein, vested in the Merging Companies shall not revert or be in any way impaired by reason of the merger;

(v)
The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of the Merging Companies; any claim existing or action or proceeding pending by or against the Merging Companies may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in place of the Merging Companies;

(vi)	neither the rights of creditors nor any liens on the property of the Merging Companies shall be impaired by the merger;

(vii)
All corporate acts, plans, policies, contracts, approvals and authorizations of the Michigan Company, its stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the Effective Date shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to the Michigan Company.

(b)
On the Effective Date, the Board of Directors of the Surviving Corporation and the members thereof, shall be and consist of the members of the Board of Directors of the Michigan Company immediately prior to the merger, to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the State of Michigan.

(c)
On the Effective Date, the officers of the Surviving Corporation shall be and consist of the officers of the Michigan Company immediately prior to the merger, such officers to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the State of Michigan.

(d)	On the Effective Date, the bylaws of the Nevada Company shall become the by-laws of the Surviving Corporation.

ARTICLE III

ARTICLES OF INCORPORATION

The Articles of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of the Nevada Company except that, upon the Effective Date, Article III shall be amended as follows:

1. By striking out Article III in its entirety and substituting in lieu thereof a new Article III as follows:

The total authorized capital stock is:

Preferred Stock 5,000,000 shares, par value $0.01 per share. Common Stock 500,000,000 shares, par value $0.001 per share.

A statement of all of the relative designations, powers, rights, preferences, restrictions and limitations of the shares of each class is as follows:

The Preferred Stock:

Shares of the Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which series shall have such distinctive designations or title as shall be fixed by the Board of Directors of the Corporation prior to the issuance of any shares thereof. The Board of Directors of the Corporation is hereby expressly granted authority to fix by duly adopted resolution or resolutions the designations and the relative powers and preferences, the relative, participating, optional, voting, conversion or other special rights, the terms and conditions of any redemptions and the relative qualifications, limitations or restrictions as may be authorized or permitted by the laws of the State of Nevada in respect of each such series of Preferred Stock.

The Common Stock:

Dividends - Subject to any and all prior rights of the holders of any outstanding shares of the Preferred Stock of the Corporation, of any and all series, the Board of Directors may declare and pay ratable dividends or make other distributions in cash, its bonds or its property, including shares or bonds of other corporations, on the outstanding shares of its Common Stock, payable to the full extent permitted under the laws of the State of Michigan, except when currently the Corporation is insolvent or would thereby be made insolvent. Dividends may be declared or paid and distributions may only be made out of surplus. Once declared, holders of Common Stock are entitled to prompt payment of dividends, without interest, to the extent that surplus then exists. Dividends in the shares of the Corporation's own capital stock may be declared and paid pro rata on the outstanding shares of its Common Stock to the extent permitted by the Nevada Business Corporation Act.

No Pre-Emptive Rights:

No shareholder of the Corporation shall have any preemptive or other right to purchase or subscribe for any shares of the capital stock of the Corporation which it may issue or sell, whether now or hereafter authorized, other than such right, if any, as the Board of Directors of the Corporation in its discretion may from time to time determine.

ARTICLE IV

MANNER AND BASIS OF CONVERTING SHARES

The manner and basis of converting the shares of stock of the Merging Companies into shares of stock of the Surviving Corporation shall be as follows:

(a)
Each one share of common stock of the Michigan Company outstanding on the effective date of the merger shall, without any action on the part of the holder thereof, be converted into one fully paid and nonassessable share of common stock of the Surviving Corporation. Each outstanding certificate of the Michigan Company which, prior to the Effective Date, represented shares of the common stock of the Michigan Company shall, for all purposes, evidence the ownership of the shares of common stock of the Surviving Corporation into which such shares shall have been converted and the holders thereof shall have the same rights such holders would have if such certificates had been issued by the Surviving Corporation.

(b)
Each one share of any series of Preferred Stock of the Michigan Company outstanding on the Effective Date shall, without any action on the part of the holder thereof, be converted into one fully paid and nonassessable share of any series of Preferred Stock of the Surviving Corporation. Each outstanding certificate of the Michigan Company which, prior to the Effective Date, represented shares of any series of Preferred Stock of the Michigan Company shall, for all purposes, evidence the ownership of the shares of any series of Preferred Stock of the Surviving Corporation into which such shares shall have been converted and the holders thereof shall have the same rights such holders would have if such certificates had been issued by the Surviving Corporation.

(c)
Any stock options granted by the Michigan Company and in existence on the Effective Date, and any warrants or other rights to acquire or receive shares of common stock of the Michigan Company in existence on such date, shall remain in full force and effect and be applicable to the shares of common stock of the Surviving Corporation and shall continue, without impairment or alternation , following the effectiveness of the merger.

(d)	The 100 shares of common stock of the Nevada Company which are presently issued and outstanding and owned by the Michigan Company shall, on the Effective Date, be cancelled for no consideration.

ARTICLE V

APPROVAL; EFFECTIVENESS

This Agreement has been approved by the Board of Directors of the Michigan Company on behalf of the Michigan Company as the sole shareholder of the Nevada Company; however, this Agreement shall be submitted to a vote of shareholders of the Michigan Company as provided by the laws of the State of Michigan to determine approval of the Michigan Company itself.

The effective date of the merger (the “Effective Date”) shall be determined by the Board of Directors of the Michigan Company after the approval or adoption if this Agreement by the shareholders of the Michigan Company in accordance with the requirements of the laws of the State of Michigan. On the Effective Date, all required documents shall be executed, filed, and recorded in accordance with all requirements of the States of Nevada and Michigan to accomplish the merger.

ARTICLE VI

ABANDONMENT OF MERGER

Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be abandoned by the Michigan Company by appropriate resolution of its Board of Directors at any time prior to the merger becoming effective, notwithstanding approval of the Agreement by the stockholders of the Michigan Company. In the event of termination and abandonment of this Agreement pursuant to the foregoing sentence, this Agreement shall become null and void and shall have no effect, without any liability on the part of either of the Merging Companies or the stockholders or directors thereof. The Board of Directors of the Michigan Company and the Nevada Company may modify this Agreement as they mutually agree at any time prior to the merger becoming effective, notwithstanding approval of the Agreement by the stockholders of the Michigan Company, provided that no such modification may materially adversely affect the Michigan Company’s stockholders or change the principal terms of this Agreement.

ARTICLE VII

MISCELLANEOUS

Articles or Certificate of Merger setting forth the information required by, and executed and certified in accordance with, the laws of the states of Nevada and Michigan, shall be filed in the appropriate governmental office of states of Nevada and Michigan so that each state may issue a certificate of merger or other evidence, as provided by the applicable law, reflecting such filing.

If at any time the Surviving Corporation shall deem or be advised that any further grants, assignments, confirmations, or assurances are necessary or desirable to vest, perfect, or confirm title in the Surviving Corporation, of record or otherwise, to any property of the Merging Companies, the officers and directors of the Surviving Corporation or any of them shall be severally and fully authorized to execute and deliver any and all such deeds, assignments, confirmations, and assurances and to do all things necessary or proper so as to best prove, confirm, and ratify title to such property in the Surviving Corporation and otherwise carry out the purposes of the merger and the terms of this Agreement.

For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument and all such counterparts together shall be considered one instrument. This Plan shall be governed by and construed in accordance with the laws of the State of Michigan. This Plan cannot be altered or amended except pursuant to an instrument in writing signed on behalf of the parties hereto.

IN WITNESS WHEREOF, the Merging Companies have caused this Plan of Merger to be executed, all as of the date first above written.

Buckeye Ventures, Inc., a Michigan corporation

By: Alan J. Mintz, Chief Executive Officer

Buckeye Ventures, Inc., a Nevada corporation
By: Alan J. Mintz, Chief Executive Officer

Appendix B.1

ARTICLES OF INCORPORATION of
BUCKEYE VENTURES, INC.

a Michigan Corporation

These Articles of Incorporation are signed by the incorporator(s) for the purpose of forming a profit corporation pursuant to the provisions of Act No. 284, Public Acts of 1972, as amended, as follows:

ARTICLE I
(since amended - see Appendix B.1.a)

The name of the corporation (hereinafter called the "Corporation") is WWMP, INC.

ARTICLE II

The purpose or purposes for which the Corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Michigan Business Corporation Act as now or hereafter in force.

ARTICLE III
(since amended - see Appendix B.1.b)

The total authorized capital stock is:
Preferred Stock 1,000,000 shares, par value $.01 per share. Common Stock 100,000,000 shares, par value $.001 per share. A statement of all of the relative designations, powers, rights, preferences, restrictions and limitations of the shares of each class is as follows:

1.  The Preferred Stock:

Shares of the Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which series shall have such distinctive designations or title as shall be fixed by the Board of Directors of the Corporation prior to the issuance of any shares thereof. At the time of such issuance, a certificate shall be filed as required by Section 302(4) of the Michigan Business Corporation Act or its successor provisions. The Board of Directors of the Corporation is hereby expressly granted authority to fix by duly adopted resolution or resolutions the designations and the relative powers and preferences, the relative, participating, optional, voting, conversion or other special rights, the terms and conditions of any redemptions and the relative qualifications, limitations or restrictions as may be authorized or permitted by the laws of the State of Michigan in respect of each such series of Preferred Stock.

2.  The Common Stock:

(A)  Dividends - Subject to any and all prior rights of the holders of any outstanding shares of the Preferred Stock of the Corporation, of any and all series, the Board of Directors may declare and pay ratable dividends or make other distributions in cash, its bonds or its property, including shares or bonds of other corporations, on the outstanding shares of its Common Stock, payable to the full extent permitted under the laws of the State of Michigan, except when currently the Corporation is insolvent or would thereby be made insolvent. Dividends may be declared or paid and distributions may only be made out of surplus (as then defined under the Michigan Business Corporation Act). Once declared, holders of Common Stock are entitled to prompt payment of dividends, without interest, to the extent that surplus then exists. Dividends in the shares of the Corporation's own capital stock may be declared and paid pro rata on the outstanding shares of its Common Stock to the extent permitted by Sections 355 and 356 of the Michigan Business Corporation Act and their successor provisions and Rule 10b-12 under the Securities Exchange Act of 1934 and its successor provisions.

(B)  Liquidating Distributions - In the event of any distribution of all of the assets of the Corporation, upon a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary, after payment of the full preferential amounts to which the holders of the Preferred Stock shall be entitled, the holders of the Common Stock shall be ratably entitled to receive all of the remaining assets of the Corporation in proportion to the number of shares held by them respectively. If the assets distributable in respect thereof shall be less than the amount necessary to pay the holders of the Preferred Stock the full preferential amount thereof, then the entire assets are to be distributed among the holders of the Preferred Stock, of any and all series then outstanding, ratably in proportion to the full preferential amounts to which they are respectively entitled.

(C) Voting - Each holder of the Common Stock shall be entitled to one vote for each share of Common Stock held by him of record on the stock transfer books of the Corporation.

3.  Shares Deemed Fully Paid and Nonassessable:

All shares of capital stock of the Corporation issued for the consideration therefor fixed at or prior to the date of issuance thereof by the Board of Directors of the Corporation, which consideration shall be equal to not less than the par value of such shares of stock so issued, shall be deemed fully paid and shall be nonassessable when the Corporation receives payment of such consideration unless the consideration is future services or payment which is not represented by a promissory note.

At the time of such receipt the subscriber shall have all the rights and privileges of a holder of such shares, including registration in his name and a certificate representing them. Where the consideration is future services or payment which is not represented by a promissory note, the rights of the subscriber shall be determined by the subscription agreement and the shares subscribed for shall be deemed to be nonassessable, but not fully paid until the Corporation receives such services or payment.

4.  Issuance and Cancellation of Shares:

The authorized capital stock may be paid for in cash or in property, labor, promissory note, or past or future services at a just valuation to be fixed by the Board of Directors and it may be paid for before, concurrently or after its issuance as determined by the Board of Directors. In the absence of fraud, the judgment of the shareholders or of the Board of Directors as to the value of the consideration received for such shares shall be conclusive. Any unissued shares of any class herein authorized or hereafter increased or created may be issued from time to time by the Corporation in such manner, amounts and proportions, as shall be determined from time to time by the Board of Directors and as may be permitted by law existing at the time of said issuance. All shares of capital stock which have been reacquired by the Corporation in any manner shall be cancelled and revert to the status of authorized but unissued shares which may be reissued under this provision.

5.  No Pre-Emptive Rights:

No shareholder of the Corporation shall have any preemptive or other right to purchase or subscribe for any shares of the capital stock of the Corporation which it may issue or sell, whether now or hereafter authorized, other than such right, if any, as the Board of Directors of the Corporation in its discretion may from time to time determine.

6.  Fractional Shares:

The Corporation may issue certificates for fractions of a share where necessary to effect share transfers, share distributions or a reclassification, merger, consolidation or reorganization, which shall entitle the holders, in proportion to their fractional holdings, to exercise voting rights, receive dividends and participate in liquidating distributions. As an alternative, the Corporation may: (i) pay in cash the fair value of fractions of a share as of the time when those entitled to receive the fractions are determined or (ii) issue scrip in registered or bearer form over the manual or facsimile signature of an officer of the Corporation or of its agent, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any right of a shareholder except as therein provided. The scrip shall be issued subject to the condition that it becomes void if not exchanged for certificates representing full shares before a specified date. The scrip may be subject to the condition that the shares for which the scrip is exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of the scrip, or subject to any other condition which the board of directors may determine. The Corporation may provide reasonable opportunity for persons entitled to fractions of a share or scrip to sell them or to purchase additional fractions of a share or scrip needed to acquire a full share.

7.  Warrants, Options, Rights, Convertibles:

Subject to the restrictions of Section 321 of the Michigan Business Corporation Act and its successor provisions, the Corporation is hereby expressly authorized and empowered, from time to time, by resolution of its Board of Directors, to fix the terms, conditions and provisions of and authorize the issuance of rights, warrants or options to purchase or subscribe for shares of capital stock of the Corporation. The consideration and terms upon which, the time or times, which may be limited or unlimited in duration, at or within which, and the price or prices at which any such rights, warrants or options and/or any such shares or other securities may be purchased or acquired from the Corporation upon the exercise or conversion of any such rights, warrants, or options shall be such as shall be fixed in a resolution or resolutions adopted by the Board of Directors providing for the creation and issuance of such rights, warrants, or options, and as shall be permitted by law. Any and all shares or securities which may be purchased or acquired or issued upon the exercise or conversion of any such right, warrant or option shall be deemed fully paid shares and not liable to any further call or assessment, or partly paid and liable to further call or assessment, as the terms of the rights, warrants, or options shall provide. Except as otherwise provided by law, the Board of Directors shall have full power and discretion to prescribe and regulate from time to time the procedure to be followed, and all other matters concerning, the creation, issuance, conversion and exercise of any such rights, warrants, and options and the reservation of shares or other securities for the conversion and/or exercise thereof, and the issuance of such shares or other securities upon the conversion or exercise thereof. Authority under this provision shall not be deemed to authorize creation of any new class of capital stock or to increase the authorized number of shares in any class of capital stock as set forth elsewhere in these Articles of Incorporation.

8.  Bondholders' Rights:

The Board of Directors may confer upon the holders of bonds issued or to be issued by it, rights to inspect the corporate books and records and to vote in the election of directors and on any other matters on which shareholders of the Corporation may vote to the extent, in the manner, and subject to the conditions prescribed in the resolutions conferring such rights under the terms of any bonds issued or to be issued by the Corporation.

9.  Registered Owners:

The Corporation shall be entitled to treat the person in whose name any share of its capital stock is registered on its transfer books as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, save as expressly provided by the laws of the State of Michigan.

10.  Extraordinary Transactions

Except as set forth in the last subparagraph of this Section (10), the affirmative vote or consent of the holders of sixty percent of all classes of stock of the Corporation entitled to vote in elections of directors, considered for the purposes of this Section (10) as one class, shall be required (a) for the adoption of any agreement for the merger or consolidation of the Corporation with or into any other Affiliated Entity (as defined below), or (b) to authorize any liquidating distribution, sale, lease, exchange, mortgage or pledge or other disposition of all or any substantial part of the assets of the Corporation to any Affiliated Entity or (c) to authorize any transfer, sale or lease by an Affiliated Entity to the Corporation or any subsidiary thereof in exchange for cash, securities or other assets (except cash, securities or other assets having an aggregate fair market value of less than $2,000,000). Such affirmative vote or consent required by this Section shall be in addition to the vote or consent of the holders of the stock of the Corporation otherwise required by law or any agreement between the Corporation and any national securities exchange. For the purposes of this Section, the term "Affiliated Entity" shall mean any corporation, person or other entity that, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon or consent thereto, is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of stock of the Corporation entitled to vote in elections of directors (considered for the purposes of this Section (10) as one class).

For the purposes of this Section (10), (A) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of the capital stock of the Corporation (i) which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or entity which is its "affiliate" or "associate" as those terms are defined in Regulation C under the Securities Act of 1933, as amended, or (iii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above) by any other corporation, person or entity with which it or its "affiliate" or "associate" (as defined above) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of the Corporation, and (B) the outstanding shares of any class of stock of the Corporation shall include shares deemed owned through application of clauses (i), (ii) and (iii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

The Board of Directors shall have the power and duty to determine for the purposes of this Section (10), on the basis of information known to the Corporation, whether (i) such other corporation, person or other entity beneficially owns more than 5% of the outstanding shares of stock of the Corporation entitled to vote in elections of directors and therefore is an Affiliated Entity for purposes of this Section, (ii) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (iii) the cash, securities or assets being transferred by the Corporation, or any subsidiary thereof, have an aggregate fair market value of less than $2,000,000 and (iv) the memorandum of understanding referred to below is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section (10).

The provisions of this Section (10) shall not be applicable to (i) any merger or consolidation of the Corporation with or into any Affiliated Entity, or (ii) any liquidating distribution, sale, lease, exchange, mortgage or pledge or other disposition of all or any substantial part of the assets of the Corporation to any Affiliated Entity, or (iii) any transfer, sale or lease to the Corporation or any subsidiary thereof from an Affiliated Entity, in exchange for cash, securities or other assets if, in each case set forth in clause (i), (ii) or (iii) above, the Board of Directors of the Corporation shall by resolution have unanimously approved a memorandum of understanding with such Affiliated Entity with respect to and substantially consistent with such transaction prior to the time that such transaction is submitted to the shareholders for their approval. The provisions of this Section (10) shall also not be applicable to any merger or consolidation of the Corporation with, or any liquidating distribution, sale, lease, exchange, mortgage or pledge to any corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in elections of directors is owned of record or beneficially by the Corporation and its subsidiaries.

11.  Amendment Voting Requirements

Notwithstanding any other provision of these Articles of Incorporation or the form of By-Laws of the Corporation that are adopted after incorporation hereunder (and in addition to any other vote that may be required by statute, stock exchange regulations, these Articles of Incorporation or such By-Laws of the Corporation), the vote of the holders of sixty percent of all classes of stock of the Corporation entitled to vote in elections of directors (considered for this purpose as one class) shall be required to amend, alter, change, repeal or adopt new provisions of the Articles or By-Laws affecting ARTICLE I, Sections 2, 4, ARTICLE II, Sections 2, 3, 6, 11, 14, ARTICLE IV, Section 7 and ARTICLE IX of such By-Laws of the Corporation, and ARTICLE III, Sections (2)(C), (10) and (11) or ARTICLE VII, Sections (6), (7), (8), (9) and (10) of these Articles of Incorporation except that if such amendment, alteration, change or repeal or adoption of new provisions in these Articles or the By-Laws shall be submitted to the shareholders with the unanimous recommendation of the entire Board of Directors, such provisions may be amended, altered, changed, repealed or new Articles or By-Laws adopted or repealed by affirmative vote of the holders of majority of all classes of stock of the Corporation entitled to vote in elections of directors (considered for this purpose as one class).

ARTICLE IV

The address of the initial registered office is:
818 Michigan National Tower Lansing, Michigan 48933
The name of the initial resident agent at the registered office is: Richard D. McLellan

ARTICLE V

The name and address of the incorporator is as follows:
Gary D. Bruhn 2600 Comerica Building Detroit, Michigan 48226

ARTICLE VI

When a compromise or arrangement or a plan of reorganization of this Corporation is proposed between this Corporation and its creditors or any class of them or between this Corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this Corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the Corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this Corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this Corporation.

ARTICLE VII

The following additional provisions apply to the Corporation:

1.  The Corporation shall have perpetual existence.

2.  The private property of the shareholders of the Corporation shall not be subject to the payment of corporate debts to any extent whatever, except as otherwise provided by statute.

3.  All of the powers of the Corporation insofar as the same may be lawfully vested by these Articles of Incorporation, are hereby vested and conferred upon the Board of Directors of the Corporation which shall manage its business and affairs.

4.  In furtherance and not in limitation of the powers conferred by statute and pursuant to these Articles of Incorporation, the Board of Directors is expressly authorized from time to time:

a.
To make, alter and repeal any of the By-Laws of the Corporation, to the extent consistent with the Michigan Business Corporation Act or its successor legislation or these Articles of Incorporation, without any action on the part of the shareholders, but the By-Laws made by the Board of Directors and the powers so conferred may be altered or repealed by the shareholders.

b.	To fix, determine and vary the amount to be maintained as surplus.

c.
To set apart or abolish out of funds available for dividends a reserve for any purpose and the following shall not limit the generality hereof. To fix and to vary or abolish the sum to be reserved over and above the capital stock paid in before declaring any dividends; to fix the time of declaring and paying any dividend, and, unless otherwise provided in the Articles of Incorporation or in the By-Laws, to determine the amount of any dividend. All sums reserved as working capital or otherwise may be applied from time to time to the reacquisition or purchase of its bonds or other obligations or shares of its own capital stock or other property to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient and the reacquired stock, bonds, or other property may be resold, except that if such stock has been retired for the purposes of decreasing the Corporation's authorized capital stock as provided by law it may not be resold.

d.	To exercise such powers and authorities as the Corporation may by its By-Laws confer upon the Board of Directors in addition to the foregoing and to those expressly conferred upon them by statute.

5.  The determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation of the Corporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its capital stock, namely: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends; the amount of paid-in surplus, other surplus, annual or other net profit, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matter relating to the acquisition, holding and disposition of any assets by the Corporation.

6.  Any action required or permitted by the Michigan Business Corporation Act as then in effect to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

7.  The Board shall be divided into three classes as nearly equal in number as may be, with the term of office of one class expiring each year, and at the first annual meeting of shareholders following the adoption of this Article directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting; directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting; and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. When the number of directors is increased by the Board and any newly created directorships are filled by the Board, there shall be no classification of the additional directors until the next annual meeting of shareholders. Notwithstanding the foregoing, unless voting rights thereon are equated to those on the Common Stock, whenever the holders of any series of Preferred Stock shall be entitled, voting separately as a class, to elect directors, the terms of all directors elected by such holders shall expire at the next succeeding annual meeting of shareholders. Subject to the foregoing, at such annual meeting of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. At each annual meeting of the shareholders for the election of directors (or special meeting of shareholders in lieu thereof) at which a quorum is present those persons, equal in number to the number of director positions for which a class, series or aggregation of classes and/or series are voting, who receive the highest number of votes in such class, series or aggregation which is voting for directors, counting all shareholders voting in person or by proxy and entitled to vote therefor, shall be elected as directors.

Vacancies that occur prior to the expiration of the then current term (whether as a result of a newly created director position on the Board or otherwise), if filled by the Board shall be filled only until the next succeeding annual meeting. Each of the directors of the Corporation shall hold office until the annual meeting of shareholders at which the class to which the he has been elected shall expire and until his successor shall be elected and qualified or until his earlier death, resignation or removal.

8.  A director or the entire Board of Directors may be removed, with or without cause, by vote of the holders of sixty percent of the shares entitled to vote at an election of directors at any annual or special meeting of shareholders. A director may be removed from office at any time with cause by the affirmative vote of sixty percent of the directors then in office. If the Corporation has cumulative voting and less than the entire Board of Directors is to be removed, no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors, or, if there are classes of directors, at an election of the class of directors of which he is a part. When holders of a class or series of stock or of bonds are entitled by the Articles of Incorporation to elect one or more directors, this Section applies, with respect to removal of a director so elected, to the vote of the holders of the outstanding shares of the class or series of stock bearing cumulative voting rights or the holders of those bonds bearing cumulative rights and not to the vote of the outstanding shares and bonds as a whole.

9.  Subject to ARTICLE III, Section (11) of these Articles of Incorporation, the By-Laws of the Corporation as adopted from time to time may fix the vote of any number (not less than a majority and not less than the minimum vote required to elect directors by these Articles of Incorporation) or any percentage of the issued and outstanding shares of any class of stock entitled to vote to elect directors as a quorum for purposes of voting in the election of directors at any meeting of shareholders, and any number or percentage (not less than a majority and not less than the minimum vote required by the Michigan Business Corporation Act or its successor legislation or required by these Articles of Incorporation) of the issued and outstanding shares of any class of stock entitled to vote on any other matter in particular or class or classes of other matters as a quorum to vote on any other matter in particular or on any other class or classes of matters at any meeting of shareholders.

10.  Subject to the other provisions hereof, the Board of Directors may issue and sell shares of the Corporation's capital stock, merge, consolidate, acquire substantial assets in exchange for shares of the Corporation's capital stock, lease, pledge or sell some or all of the Corporation's assets, in or outside of the ordinary course of the Corporation's business and take any other action to combat a hostile (lacking advance approval by the Board of Directors of the Corporation) tender offer for outstanding shares of the Corporation's capital stock (as that term is used under the Securities Exchange Act of 1934, as amended from time to time) or to combat a proxy fight for control of the Corporation's Board of Directors, provided that the Board of Directors determines in its sole and exclusive discretion that such action appears to it to be reasonably necessary for the protection of the Corporation's business and/or its future prospects or that it appears to it that such action will reasonably further the interests of the Corporation's business and/or its future prospects, despite the fact that it simultaneously serves to defeat, frustrate or delay any such tender offer, proxy fight or attempt to gain control of the Corporation and its Board of Directors through such tactics which is one of the avowed purposes of the Corporation's action and may also serve to preserve the positions of one or more persons as employees, directors and/or officers of the Corporation.

ARTICLE VIII

Subject to ARTICLE III, Section (11) of these Articles of Incorporation, the Corporation reserves the right to make any amendments to these Articles of Incorporation which may be now or hereafter authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification, or otherwise, but no such amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by not less than a majority of the aggregate number of votes entitled to be cast thereon by a vote at a meeting or in writing with or without a meeting. All rights and powers conferred by these Articles of Incorporation on stockholders, directors and officers are granted subject to this reservation.

ARTICLE IX

The Corporation shall, to the fullest extent permitted by Sections 561-569 of the Michigan Business Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Sections from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Sections and the indemnification provided for herein shall not be deemed exclusive for any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

IN WITNESS WHEREOF, the undersigned, the incorporator of the above named corporation, has signed these Articles of Incorporation on this 6, day of February, 1984.

/s/ Gary D. Bruhn

authorized and directed to issue and sell one share of the Corporation's

Appendix B.1.a

AMENDED AND RESTATED ARTICLES OF INCORPORATION of
BUCKEYE VENTURES, INC.
a Michigan Corporation

Amended and Restated Article I

The name of the corporation (hereinafter called the “Corporation”) is Buckeye Ventures, Inc.

Appendix B.1.b

AMENDED AND RESTATED ARTICLES OF INCORPORATION of
BUCKEYE VENTURES, INC.
a Michigan Corporation

Amended and Restated Article III

This Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock and common stock. The total number of shares of capital stock that the Corporation is authorized to issue is 153,000,000 shares consisting of 150,000,000 shares of common stock and 3,000,000 shares of preferred stock. The total number of shares of common stock the Corporation shall have the authority to issue is 150,000,000, par value $0.001 per share. The total number of shares of preferred stock that the Corporation shall have the authority to issue is 3,000,000, par value $0.01 per share. The Corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors.

The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article III, to provide for the issuance of the shares of preferred stock from time to time in one or more series, and by filing a certificate pursuant to the provisions of the Michigan Business Corporation Act, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the provisions of the Michigan Business Corporation Act.

All capital stock of this Corporation, whether common stock or preferred stock, shall be issued only upon the receipt of the full consideration fixed for the issuance of such capital stock. Such stock, once issued, shall be fully paid and nonassessable.

No holder of shares of any class of capital stock of this corporation shall have: (1) any preemptive right to subscribe for or acquire additional shares of this Corporation of the same or any other class, whether such shares shall be hereby or hereafter authorized; or (2) any right to acquire any shares which may be held in the treasury of this corporation. All such additional or treasury shares may be issued or reissued for such consideration, at such time, and to such persons as the Board of Directors may from time to time determine.

Appendix B.2

RESTATED CERTIFICATE OF INCORPORATION
OF BUCKEYE VENTURES, INC.
a Nevada corporation
(Pursuant to NRS 78)

(Reflects amendments proposed in connection with the merger
described in the Information Statement to which this Exhibit is attached.)

Article I

Name of Corporation: Buckeye Ventures, Inc.

Article II

Resident Agent Name and Street Address: ISL. Inc. 318 North Carson Street, Suite 208, Carson City, NV 89701

Article III

The total authorized capital stock is:

Preferred Stock 5,000,000 shares, par value $0.001 per share. Common Stock 500,000,000 shares, par value $0.001 per share.

A statement of all of the relative designations, powers, rights, preferences, restrictions and limitations of the shares of each class is as follows:

The Preferred Stock:

Shares of the Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which series shall have such distinctive designations or title as shall be fixed by the Board of Directors of the Corporation prior to the issuance of any shares thereof. The Board of Directors of the Corporation is hereby expressly granted authority to fix by duly adopted resolution or resolutions the designations and the relative powers and preferences, the relative, participating, optional, voting, conversion or other special rights, the terms and conditions of any redemptions and the relative qualifications, limitations or restrictions as may be authorized or permitted by the laws of the State of Nevada in respect of each such series of Preferred Stock.

The Common Stock:

Dividends - Subject to any and all prior rights of the holders of any outstanding shares of the Preferred Stock of the Corporation, of any and all series, the Board of Directors may declare and pay ratable dividends or make other distributions in cash, its bonds or its property, including shares or bonds of other corporations, on the outstanding shares of its Common Stock, payable to the full extent permitted under the laws of the State of Michigan, except when currently the Corporation is insolvent or would thereby be made insolvent. Dividends may be declared or paid and distributions may only be made out of surplus. Once declared, holders of Common Stock are entitled to prompt payment of dividends, without interest, to the extent that surplus then exists. Dividends in the shares of the Corporation's own capital stock may be declared and paid pro rata on the outstanding shares of its Common Stock to the extent permitted by the Nevada Business Corporation Act.

No Pre-Emptive Rights:

No shareholder of the Corporation shall have any preemptive or other right to purchase or subscribe for any shares of the capital stock of the Corporation which it may issue or sell, whether now or hereafter authorized, other than such right, if any, as the Board of Directors of the Corporation in its discretion may from time to time determine.

Article IV.

Names, Addresses, Number of Board of Directors:
Larry Weinstein, 4455 Lamont Street, San Diego, CA 92109,
Alan Mintz, 4455 Lamont Street, San Diego, CA 92109

Article V

Purpose: The purpose or purposes for which the Corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Nevada Business Corporation Act as now or hereafter in force.

Article VI

Names, Addresses and Signatures of Incorporator: Kathrine E. Mitchell, 90 State Street, Albany, NY 12207

Article VII

Certificate of Acceptance of Appointment of Resident Agent: I hereby accept appointment as resident Agent for the above named corporation.
____________________________________

Dated: _____________, 2007

Larry Weinstein - Secretary

Exhibit B.3

BY-LAWS OF BUCKEYE VENTURES, INC.
Formerly
WORLD WIDE MOTION PICTURES CORPORATION
(a Michigan corporation)

ARTICLE I
Shareholders

Section 1. ANNUAL MEETING. The annual meeting of the shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held (unless such action is taken by written consent of the shareholders in lieu of a particular annual meeting) on the regularly scheduled meeting day which shall be the second Monday in December of each year (or if that day be a legal holiday at the place where such meeting is to be held, then on the next succeeding business day) at such time on said day and at such place, either within or without the State of Michigan, as the Board of Directors of the Corporation (hereinafter called the Board) may designate in the notice therefor. Failure to hold an annual meeting or delay in holding an annual meeting is governed by Section 401 of the Michigan Business Corporation Act and its successor provisions.

Section 2. SPECIAL MEETINGS. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation of the Corporation, may be called by the Chairman of the Board or by the President, and shall be called by the President or Secretary upon the order of the Board, or at the request in writing (stating the purpose or purposes of the proposed meeting) of shareholders owning sixty percent in amount of each class and series of the issued and outstanding capital stock of the Corporation that is entitled to vote at such meeting. The time and place, either within or without the State of Michigan, shall be fixed by the Board unless it shall refuse to so act, in which case such matters shall be fixed by the Chairman of the Board or President if the meeting is called by such persons or by the requesting shareholders, if the meeting is requested by them.

Section 3. NOTICE OF MEETINGS. Except as otherwise required by law or the Articles of Incorporation of the Corporation, written notice of each annual or special meeting of the shareholders shall be given not less than ten nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at such meeting which shall be transmitted to him in accordance with Article VII, Section 6. Except as otherwise expressly required by law, no publication of any notice of a meeting of the shareholders shall be required. Every such notice shall state the place, date and hour of the meeting, and the purpose or purposes for which it was called. Notice of any meeting need not be given to any shareholder who attends such meeting in person or by proxy, except where a shareholder attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. If said adjournment is for more than 30 days, or if after said adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to vote at the meeting. Article VII, Section 5 allows for waiver of notice otherwise required under this section.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

Section 4. QUORUM. Except as may be provided by then existing law of the State of Michigan and subject to any minimum vote requirements under Michigan law, at each meeting of the shareholders, if shareholders holding not less than a majority of the shares of capital stock of the Corporation issued, outstanding and entitled to be voted thereat in any class or other aggregation of classes voting in the aggregate and not by class are present in person or by proxy, they shall constitute a quorum for the transaction of business. In the absence of a quorum at any such meeting or any adjournment or adjournments thereof, no business may be transacted and a majority in voting interest of those shareholders present in person or by proxy and entitled to vote thereat or any officer entitled to preside at such meeting may adjourn such meeting from time to time until shareholders holding the amount of stock requisite for a quorum shall be present or represented. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. The shareholders present in person or by proxy at such meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 5. ADJOURNMENTS. Any shareholder& meeting, annual or special, may be adjourned from time to time, regardless of whether a quorum was present, by a vote of a majority of the shares present thereat in person or by proxy. See Article I, Section 3.

Section 6. VOTING AND ACTION BY WRITTEN CONSENT. A shareholder shall at the Articles of Incorporation of the Corporation for shares of capital stock of the Corporation which have voting power on the matter in question and which were held by him and registered in his name on the books of the Corporation on the date fixed pursuant to the provisions of Section 5 of Article V of these By-Laws as the record date for the determination of shareholders who shall be entitled to receive notice of, and to vote at, such meeting. Particular voting rights are dealt with under the sections of the Michigan Business Corporation Act cited at the end of this Section. The Corporation shall not vote shares of its own stock belonging to the Corporation directly or indirectly. Any vote of the capital stock of the Corporation may be given at any meeting of the shareholders by the shareholder entitled thereto in person or by his proxy appointed by an instrument in writing signed by such shareholder or his authorized agent or representative and bearing a date not more than three years prior to the date of meeting in question (unless otherwise provided in the proxy) which shall be delivered to the Secretary or an Assistant Secretary or to the Secretary of the meeting. Attendance at any meeting by a shareholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the Secretary of the meeting prior to the voting of the proxy. Except as otherwise provided under the then existing law of the State of Michigan, in these By-Laws or in the Articles of Incorporation of this Corporation, at all meetings of shareholders all elections and questions shall be decided by the vote of a majority in voting interest of the shareholders present in person or by proxy and entitled to vote thereon. The vote at any meeting of the shareholders on any question need not be by ballot, unless so directed by the chairman of the meeting or by any shareholder. On a vote by ballot, each ballot shall be signed by the shareholder voting, or by his proxy, if there be such proxy.

A proxy is revocable at the pleasure of the shareholder executing it, except as otherwise provided in sections 422 and 423 of the Michigan Business Corporation Act or their successor provisions.

The authority of the holder of a proxy to act is not revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of the incompetence or death is received by the corporate officer responsible for maintaining the list of shareholders.

Shareholders may take action required or permitted by the Michigan Business Corporation Act and its successor legislation at an annual or special meeting of shareholders or otherwise, which they have a right or are permitted to vote upon by written consent, before or after the action, without prior notice and without a vote, if such consent is given by the holders of all the outstanding shares of the class or classes of capital stock with such voting rights or privileges, or by the holders of such shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all such shares were present and voted, provided that such consent shall be filed with the minutes of proceedings of the shareholders. See Article I, Section 3 regarding notice sometimes required in conjunction with action by consent.

Section 7. LIST OF SHAREHOLDERS. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make and certify a complete list of the shareholders entitled to vote at a shareholders' meeting or any adjournment thereof. The list shall:

Be arranged alphabetically within each class and series, with the address of, and the number of shares held by each shareholder.

Be produced at the time and place of the meeting.

Be subject to inspection by any shareholder during the whole time of the meeting.

Be prima facie evidence as to who are the shareholders entitled to examine the list or to vote at the meeting.

If the requirements of this section have not been complied with, on demand of a shareholder in person or by proxy, who in good faith challenges the existence of sufficient votes to carry any action at the meeting, the meeting shall be adjourned until the requirements are complied with. Failure to comply with the requirements of this section does not affect the validity of an action taken at the meeting before the making of such a demand.

Section 8. INSPECTORS OF ELECTION. The Board, in advance of a shareholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders' meeting may, and on request of a shareholder entitled to vote thereat shall, appoint one or more inspectors. In case a person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat. The requirement of appointing inspectors is waived unless compliance therewith is requested by a shareholder present in person or by proxy and entitled to vote at the meeting.

The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or a shareholder entitled to vote thereat, the inspectors shall make and execute a written report to the person presiding at the meeting of any of the facts found by them and matters determined by them. The report is prima facie evidence of the facts and of the vote as certified by the inspectors.

Section 9. VOTING BY CORPORATIONS, PLEDGEES.

(1)
Shares standing in the name of another domestic or foreign corporation, whether or not the corporation is subject to the Michigan Business Corporation Act, may be voted by an officer or agent, or by proxy appointed by an officer or agent or by some other person, who by action of its board or pursuant to its by-laws, shall be appointed to vote such shares.

(2)	A shareholder whose shares are pledged is entitled to vote the shares until they have been transferred into the name of the pledgee, or a nominee of the pledgee.

Section 10. VOTING BY FIDUCIARIES.

(1)	Shares held by a person in a representative or fiduciary capacity may be voted by him without a transfer of the shares into his name.

(2)	Shares held jointly by fiduciaries, where the instrument or order appointing the fiduciaries does not otherwise direct, shall be voted as follows:

If only one fiduciary votes, his act binds all.

If more than one fiduciary votes, the shares shall be voted as the majority of the fiduciaries determines.

If the fiduciaries are equally divided as to how the shares shall be voted, a court having jurisdiction, in an action brought by any of the fiduciaries or by any beneficiary, may appoint an additional person to act with the fiduciaries in such matter, and the stock shall be voted by the majority of such fiduciaries and such additional person.

Section 11. VOTING BY JOINT TENANTS; TENANTS IN COMMON. Shares held by two or more persons as joint tenants or as tenants in common may be voted at a meeting of shareholders by any of such persons unless another joint tenant or tenant in common seeks to vote any of such shares in person or by proxy. In the latter event, the written agreement, if any, which governs the manner in which the shares shall be voted, controls if presented at the meeting. If no such agreement is presented at the meeting, the majority in interest of the joint tenants or tenants in common present shall control the manner of voting. If there is no such majority, the shares, for the purpose of voting, shall be divided among such joint tenants or tenants in common in accordance with their interest in the shares.

ARTICLE II
Board of Directors

Section 1. GENERAL POWERS. The properties, business and affairs of the Corporation shall be managed by the Board to the full extent provided by the then existing law of the State of Michigan, the Articles of Incorporation, these By-Laws, and any other applicable law.

Section 2. NUMBER AND QUALIFICATIONS. Subject to the requirements of the then existing law of the State of Michigan, the Board may from time to time by the vote of a majority of the Board determine the number of director positions on the Board, but in no case shall the number be less than one (1) nor more than twenty (20). Until the Board shall otherwise so determine, the number of director positions on the Board shall be fourteen (14). A director need not be a shareholder of the Corporation.

Section 3. CLASSES, TENURE AND ELECTION OF DIRECTORS. As provided in the Articles of Incorporation, the Board shall be divided into three classes as nearly equal in number as may be, with the term of office of one class expiring each year, and at the first annual meeting of shareholders following the adoption of this provision in the Articles of Incorporation directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting; directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting; and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. When the number of directors is increased by the Board and any newly created directorships are filled by the Board, there shall be no classification of the additional directors until the next annual meeting of shareholders. Notwithstanding the foregoing, unless voting rights thereon are equated to those on the Common Stock, whenever the holders of any series of Preferred Stock shall be entitled, voting separately as a class, to elect directors, the terms of all directors elected by such holders shall expire at the next succeeding annual meeting of shareholders. Subject to the foregoing, at such annual meeting of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third suceeding annual meeting. At each annual meeting of the shareholders for the election of directors (or special meeting of shareholders in lieu thereof) at which a quorum is present those persons, equal in number to the number of director positions for which a class, series or aggregation of classes and/or series are voting who receive the highest number of votes in such class, series or aggregation which is voting for directors, counting all shareholders voting in person or by proxy and entitled to vote therefor, shall be elected as directors.

Vacancies that occur prior to the expiration of the then current term (whether as a result of a newly created director position on the Board or otherwise), if filled by the Board shall be filled only until the next succeeding annual meeting. Each of the directors of the Corporation shall hold office until the annual meeting of shareholders at which the class to which the he has been elected shall expire and until his successor shall be elected and qualified or until his earlier death, resignation or removal.

Section 4. ORGANIZATION, ORDER OF BUSINESS AND PROCEDURE. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

the Chairman of the Board;

the Vice Chairman;

the President; or

any director chosen by a majority of the directors present thereat.

The Secretary, or if he shall be absent from such meeting, the person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof. The order of business and rules of procedure at each meeting of the Board shall be determined by the chairman of such meeting, but the same may be changed by the vote of a majority of those directors present at such meeting. The Board shall keep regular minutes of its proceedings and all material action shall be reported to the shareholders at the next annual meeting of shareholders.

Section 5. RESIGNATIONS. Any director may resign at any time by giving written notice of his resignation to the Corporation through the Board, the President, Chairman of the Board, the Vice Chairman or the Secretary. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by any of the aforesaid parties. Except as specified therein, acceptance of such resignation shall not be necessary to make it effective.

Section 6. VACANCIES. If any vacancies (as a result of death, resignation or removal) shall occur among the directors, or if the number of directors shall at any time be increased, the directors in office, although less than a quorum, shall fill the vacancies or newly created directorships by affirmative vote of a majority of the remaining directors. The tenure of directors elected hereunder shall be as set forth under Article II, Section 3.

If because of death, resignation or other cause, the Corporation has no directors in office, an officer, a shareholder, an executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with Article I, Section 2 of the By-Laws for the purpose of filling one or more vacancies on the Board.

Section 7. LOCATION OF MEETINGS AND OFFICES. The Board may hold its meetings and have an office or offices at such place or places within or without the State of Michigan as the Board may from time to time by resolution determine or as shall be specified or fixed in the respective notices or waivers of notice thereof. This section shall not govern dates, times, places, notices or waivers of notice in connection with annual meetings of the Board.

Section 8. ANNUAL MEETINGS. Unless the Board shall by resolution otherwise determine, immediately after each annual election of directors, the Board shall meet at the place where such election was held within or without the State of Michigan, for the purpose of organization, the election of officers and the transaction of other business. If the Board shall determine that such meeting shall be held at a different place, date and hour, than that for the shareholders meeting for the election of directors, notice thereof shall be given in the manner hereinafter provided for special meetings of the Board. Other than the foregoing, notice shall not be required for this meeting.

Section 9. REGULAR MEETINGS. Regular meetings of the Board shall be held at such times as the Board shall from time to time determine. Notices of regular meetings need not be given. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be postponed until the same hour of the next succeeding business day.

Section 10. SPECIAL MEETINGS; NOTICE AND WAIVER. Special Meetings of the Board shall be held whenever called by the Chairman of the Board, the Vice Chairman, the President or any two of the directors. A notice of each such special meeting shall be given as hereinafter in this Section provided, which notice shall specify the place, date and hour of such meeting, but, except as otherwise expressly provided by law, the business to be transacted at the special meeting and the purposes thereof need not be stated in such notice. Notice of each such meeting shall be transmitted to each director in accordance with Article VII, Section 6 at least two days before the day on which such meeting is to be held. Notice of any meeting of the Board need not, however, be given to any director if waived by him in writing in accordance with Article VII, Section 5 before, during or after such meeting or if he shall be present at such meeting, except where he attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened; and any meeting of the Board shall be a legal meeting without any notice thereof having been given if all the directors of the Corporation then in office shall be present thereat.

Section 11. QUORUM AND VOTING. Except as otherwise provided under the then existing law of the State of Michigan, or in these By-Laws, a majority of the directors shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority of the directors present at any such meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be obtained. Except for announcement at the adjourned meeting, notice of any adjourned meeting need not be given. The directors shall act only as a board and the individual directors shall have no power as such. See Article IX regarding an exception to the quorum requirements for amendments to the By-Laws.

A member of the Board may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.

Section 12. ACTION OF BOARD OR COMMITTEE BY CONSENT. Any action required, or permitted to be taken pursuant to authorization voted at a meeting of the Board or a Committee thereof, may be taken without a meeting if, before or after the action, all members of the Board or of such committee, as the case may be, consent thereto in writing and such writing is filed with the minutes of proceedings of the Board or committee. Action by consent may be taken in lieu of any annual or special meeting of the Board or committee with the same effect as a vote thereof for all purposes.

Section 13. COMPENSATION. The Board, by affirmative vote of a majority of directors in office and irrespective of any personal interest of any of them, may establish reasonable compensation of directors for services to the Corporation as directors or officers. In this regard the Board may authorize all the directors to be paid their expenses, if any, of attendance at such meeting of the Board, and a fixed sum for attendance at such meeting of the Board. Directors as such shall not receive any stated salary for their services. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor over and above that authorized under this Section. The Board may allow members of the Executive Committee and/or of other standing or special committees like compensation plus a stated salary for services as a committee member and expenses of attending committee meetings.

Section 14. REMOVAL. Pursuant to the Articles of Incorporation of the Corporation, the Board may, at any time, by sixty percent vote of the directors then in office, remove a director with cause and the shareholders may remove a director or the entire Board with cause, at any annual meeting or at any special meeting of shareholders, by vote of the holders of sixty percent of the shares entitled to vote at the election of directors. Neither the Board nor the shareholders may remove any director from office without cause.

Section 15. BONUS PLAN AND STOCK OPTION PLAN. The Board shall have power to adopt and to repeal from time to time, bonus plans and stock option plans for employees o:f the Corporation or any subsidiary, including employees who are also directors of the Corporation or any such subsidiary. Power to construe, interpret, administer, modify or suspend any such bonus plan and any such stock option plan may be vested in any standing committee of the Board.

Section 16. TRANSACTIONS WITH CORPORATION. A contract or other trans-action between the Corporation and one or more of its directors or officers, or between the Corporation and a domestic or foreign corporation, firm or association of any type or kind in which one or more of its directors or officers are directors or officers, or are otherwise interested, is not void or voidable solely because of such common directorship, officership or interest, or solely because such directors are present at the meeting of the Board or committee thereof which authorizes or approves the contract or transaction, or solely because their votes are counted for such purpose if any of the following conditions is satisfied:

The contract or other transaction is fair and reasonable to the Corporation when it is authorized, approved or ratified;

The material facts as to his relationship or interest and as to the contract or transaction are disclosed or known to the Board or committee and the Board or committee authorizes, approves or ratifies the contract or transaction by a vote sufficient for the purpose without counting the vote of any common or interested director; or

The material facts as to his relationship or interest and as to the contract or transaction are disclosed or known to the shareholders, and they authorize, approve or ratify the contract or transaction.

When the validity of a contract described above is questioned, the burden of establishing its validity on any of the grounds prescribed above is upon the director, officer, corporation, firm or association asserting its validity.

Common or interested directors may be counted in determining the presence of a quorum at a Board or committee meeting at which a contract or transaction described above is authorized, approved or ratified.

Section 17. RATIFICATION. Any transaction questioned in any shareholders' derivative suit on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or shareholder, nondisclosure, miscomputation, or the application of improper principles or practices of accounting may be ratified before or after judgment, by the Board, or in case less than a quorum of directors are qualified, by the shareholders; and, if so ratified, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said ratification shall be binding upon the Corporation and its shareholders and shall constitute a bar to any claim or execution or any judgment in respect of such questioned transaction.

Section 18. DUTIES AND RELIANCE OF DIRECTORS AND OFFICERS. A director or an officer shall discharge the duties of his position in good faith and with that degree of diligence, care and skill which an ordinarily prudent man would exercise under similar circumstances in a like position. In discharging his duties, a director or an officer, when acting in good faith, may rely upon the opinion of counsel for the Corporation, upon the report of an independent appraiser selected with reasonable care by the Board, or upon financial statements of the Corporation represented to him to be correct by the President or the officer of the Corporation having charge of its books of account, or stated in a written report by an independent public or certified public accountant or firm of such accountants to reflect fairly the financial condition of the Corporation.

Section 19. CERTAIN ILLEGAL ACTIONS OF DIRECTORS, COMMITTEES AND SHAREHOLDERS AND DISSENT THERETO. Directors who vote for, or concur in any of the following corporate actions are jointly and severally liable to the Corporation for the benefit of its creditors or shareholders, to the extent of any legally recoverable injury suffered by such persons as a result of the action but not to exceed the amount unlawfully paid or distributed:

Declaration of a dividend or other distribution of assets to shareholders contrary to the law or contrary to any restriction in the Articles of Incorporation or By-Laws of the Corporation.

Purchase of shares of the Corporation contrary to the Michigan Business Corporation Act or contrary to any restrictions in the Articles of Incorporation or the By-Laws of the Corporation.

Distribution of assets to shareholders during or after dissolution of the Corporation without paying, or adequately providing for, all known debts, obligations and liabilities of the Corporation.

Making of a loan to an officer, director or employee of the Corporation or of a subsidiary thereof contrary to the Michigan Business Corporation Act.

A director is not liable under this section if he has complied with Article II, Section 18.

A shareholder who accepts or receives a dividend or distribution with knowledge of facts indicating it is not authorized by the Michigan Business Corporation Act is liable to the Corporation in the amount accepted or received by him.

A director who is present at a meeting of the Board, or a committee thereof of which he is a member, at which action on a corporate matter referred to above is taken, is presumed to have concurred in that action unless his dissent is entered in the minutes of the meeting or unless he files his written dissent to the action with the person acting as secretary of the meeting before or promptly after the adjournment thereof. The right to dissent does not apply to a director who voted in favor of the action. A director who is absent from a meeting of the Board, or a committee thereof of which he is a member, at which any such action is taken is presumed to have concurred in the action unless he files his dissent with the Secretary of the Corporation within a reasonable time after he has knowledge of the action.

ARTICLE III
Committees

Section 1. EXECUTIVE AND OTHER COMMITTEES. The Board may appoint from among its members an Executive Committee and other committees composed of two (2) or more directors and delegate to these committees any of the powers of the Board of Directors, except the power to declare dividends or other distributions on stock, elect directors or executive officers, issue stock other than as provided in the next sentence, recommend to the stockholders any action which requires stockholder approval, amend the By-Laws, or approve any merger or share exchange which does not require stockholder approval. If the Board has given general authorization for the issuance of stock, a committee of the Board, in accordance with a general formula or method specified by the Board by resolution or by adoption of a stock option or other plan, may fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board. The Chairman and President of the Corporation shall, by virtue of their office, be members of all Board Committees.

Section 2. VACANCIES. Vacancies in any committee shall be filled by the Board.

Section 3. TENURE. Each member of any committee shall continue until his successor is duly elected and qualified and at the pleasure of the Board.

Section 4. PROCEDURE AND QUORUM. Each committee shall fix its own rules of procedure and shall meet where and as provided by such rules, but the presence of a majority of the members thereof shall be necessary to constitute a quorum and the vote of a majority of the members present at a meeting at which a quorum is present constitutes the action of the Committee. Each committee shall keep minutes of its meetings.

A member of a committee designated by the Board may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this subsection constitutes presence in person at a meeting. (Section 521(3)) Action of committees by unanimous written consent is governed by Article II, Section 12.

Section 5. RESIGNATION. Any member of any committee may resign at any time by delivering a written resignation to the Secretary of the Corporation. Unless otherwise stated in such notice of resignation, acceptance thereof shall not be necessary to make it effective; and such resignation shall take effect at the time specified therein or, in the absence of such specification, it shall take effect upon receipt thereof by the Secretary. Resignation as a director shall automatically constitute resignation as a member of all committees.

ARTICLE IV
Officers

Section 1. DESIGNATION. The officers of the Corporation shall be a Chairman of the Board, a Vice Chairman, a President, one or more Executive Vice Presidents, one or more Vice Presidents, a Treasurer, a Secretary and a Comptroller. A person may hold any number of offices, but an officer shall not execute, acknowledge, or verify an instrument in more than one capacity if the instrument is required by law, the Articles of Incorporation or By-Laws of the Corporation to be executed, acknowledged or verified by two or more officers. Officers need not be directors.

Section 2. ELECTION AND TERM. At its annual meeting after each annual meeting of shareholders (or special meeting in lieu thereof), the Board shall elect the officers. The term of each officer shall be until the next annual meeting of the Board and until his successor is elected and qualified or until his death, resignation or removal.

Section 3. SUBORDINATE OFFICERS AND AGENTS. The Board and, in the fields of their jurisdiction, the executive committee and other standing committees, may from time to time appoint such subordinate officers as they may deem necessary, who shall hold office for such period, have such authority and perform such duties as the Board, the executive committee or the other standing committees respectively may prescribe. The Board, the executive committee and the other standing committees may likewise from time to time authorize any officer to appoint agents and employees and to prescribe their powers and duties.

Section 4. COMPENSATION. The Board shall have power to fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers. See Article II, Section 13 regarding compensation of officer-directors.

Section 5. BONDS, DUTIES AND RELIANCE. The Board may require any officer of the Corporation to give a bond to the Corporation, conditional upon the faithful performance of his duties, with one or more sureties and in such amount as may be satisfactory to the Board. See Article II, Section 18, regarding protection of officers relying on certain persons and other matters. An officer, as between himself and other officers and the Corporation, has such authority and shall perform such duties in the management of the Corporation as may be provided in the By-Laws, or as may be determined by resolution of the Board not inconsistent with the By-Laws.

Section 6. RESIGNATION. Any officer may resign at any time by giving written notice to the Corporation through the Chairman of the Board, the President or the Secretary. Unless otherwise stated in such notice of resignation, acceptance thereof shall not be necessary to make it effective; and such resignation shall take effect at the time specified therein or, in the absence of such specification, upon the receipt by any one of the aforesaid parties.

Section 7. REMOVAL. Except where otherwise expressly provided in a contract authorized by the Board, any officer elected or appointed by the Board may be removed by the Board, with or without cause, at any time. Any other officers, agents or employees of the Corporation may be removed, with or without cause, at any time by a vote of the Board or by any committee or superior officer appointing them.

The shareholders in their capacity as such shall have no right to remove any officer. The election or appointment of an officer does not of itself create contract rights.

Section 8. VACANCIES. A vacancy in any office may be filled for the unexpired portion of the term by the Board or, where appropriate, by the executive committee or the other standing committees.

Section 9. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the Board and the Shareholders at which he shall be present. He shall have and may exercise such powers as are from time to time assigned to him by resolution of the Board.

Section 10. VICE CHAIRMAN. The Vice Chairman shall have such powers and perform such duties as may be assigned to him by the Board or the Chairman of the Board. In the absence or disability of the Chairman of the Board, as determined by the Board or the executive committee (or where no such officer exists) he shall perform all the duties and functions then required of and exercise all the powers then possessed by the Chairman of the Board. The Board from time to time may vary, add to and/or eliminate any and all of the foregoing duties, powers and offices by resolution.

Section 11. PRESIDENT. The President shall be the chief executive and operating officer of the Corporation and, subject to the Board, the executive committee and the Chairman of the Board, shall be in general and active charge of the business of the Corporation. In the absence or disability of the Chairman of the Board and the Vice Chairman as determined by the Board or the executive committee (or where no such officers exist), he shall perform all duties and functions and exercise all the powers of the Chairman of the Board and Vice Chairman. He shall have power to sign certificates and documents referred to under Article VIII. He shall have power to appoint and remove all agents and employees not appointed or elected by the Board. He shall perform such other duties as may be assigned him by the Board. The Board from time to time may vary, add to and/or eliminate any and all of the foregoing duties, powers and offices by resolution.

Section 12. EXECUTIVE VICE PRESIDENTS. Each Executive Vice President shall have such powers and perform such duties as may be assigned to him by the Board. In the absence or disability of the Chairman of the Board, the Vice Chairman and the President, as determined by the Board or the executive committee (or where no such officers exist), the then powers, duties and functions of such offices shall be temporarily performed and exercised by such one or more of the Executive Vice Presidents as shall be designated by the Board, or, if not designated by the Board, by the executive committee or, if not designated by the executive committee, by the Chairman, the Vice Chairman or the President in the foregoing order of priority.

Section 13. VICE PRESIDENTS. Each Vice President shall have such powers and perform such duties as may be assigned to him by the Board.

Section 14. TREASURER. The Treasurer shall have custody of all funds and securities of the Corporation. When necessary or proper he shall endorse the collection checks, drafts, and other instruments for the payment of money and shall deposit them to the credit of the Corporation in an authorized bank or depositary. He shall prepare or cause to be prepared financial statements which fairly present the financial position and results of the operations of the Corporation. Whenever required by the Board or the executive committee, he shall render an account of his transactions. He shall enter regularly in the books to be kept by him a full and accurate account of all money received and paid by him on behalf of the Corporation. His books and accounts shall at all times during the usual hours of business be open to the examination of any director at the office of the Treasurer. He shall perform all acts incident to the position of Treasurer, subject to the control of the Board and the executive committee.

Section 15. ASSISTANT TREASURERS. The Board may appoint one or more Assistant Treasurers, each of whom shall have such powers and perform such duties as may be assigned to him by the Board.

Section 16. SECRETARY. The Secretary shall keep the seal of the Corporation and the minutes of all meetings of shareholders and directors and of such committees as may be directed. He shall attend to the giving of all notices as directed. He may sign with the Chairman of the Board, the President, an Executive Vice President or a Vice President all contracts and instruments of conveyance and when so ordered by the Board or the executive committee or other properly empowered standing committees, he shall affix the seal of the Corporation thereto. He shall have charge of such books and papers as the Board, the executive committee or other properly empowered standing committees may require. His books and records shall at all times during the usual hours for business be open to the examination of any director at the office of the Secretary. He shall submit any reports to the Board, the executive committee or other properly empowered standing committees that they may request. He, assisted by any transfer agent(s) and registrar(s) which may be appointed from time to time by the Corporation, shall keep records of all outstanding capital stock and other securities issued by the Corporation. In the absence of such appointments, he shall act as transfer clerk for the Corporation and keep such records without assistance. He shall perform all acts incident to the office of Secretary, subject to the control of the Board, the executive committee and other standing committees.

Section 17. ASSISTANT SECRETARIES. The Board may appoint one or more Assistant Secretaries each of whom shall have such powers and perform such duties as may be assigned to him by the Board.

Section 18. COMPTROLLER. The Comptroller shall be in charge of the accounts of the Corporation. He shall have such powers and perform such duties as may be assigned to him by the Board. He shall submit such reports and records to the Board as may be requested by it.

Section 19. ASSISTANT COMPTROLLERS. The Board may appoint one or more Assistant Comptrollers, each of whom shall have such powers and perform such duties as may be assigned to him by the Board.

ARTICLE V
Shares and Their Transfer, Certificates for
Shares and Bonds and Record Dates

Section I. CERTIFICATES FOR STOCK. Every owner of capital stock of the Corporation shall be entitled to have a certificate or certificates, in such form or forms as the Board shall prescribe, certifying the number, class and series, if any, of shares of stock of the Corporation owned by him. The certificates representing shares of the respective classes and series, if any, of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by a person who was at the time of signing the Chairman of the Board, the Vice Chairman, the President, any Executive Vice President or any Vice President and by a person who was at the time of signing the Secretary or an Assistant Secretary, the Treasurer or an Assistant Treasurer and the seal of the Corporation or facsimile thereof shall be affixed thereto; provided however, that where any such certificate is countersigned (a) by a transfer agent or assistant transfer agent or (b) by a transfer clerk acting on behalf of the Corporation and a registrar, the signatures thereon of such

Chairman of the Board, Vice Chairman, President, Executive Vice President, Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer, may be a facsimile. In case any officer or the officers of the Corporation who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers, whether because of death, resignation, removal or otherwise, before such certificate or certificates shall have been issued and delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers. A record shall be kept of the respective names and addresses of the persons, firms or corporations owning the stock represented by certificates for stock of the Corporation, the number, class and series, if any, of shares represented by such certificates, respectively, the respective dates of issuance thereof, and, in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall first be cancelled, and a new certificate or certificates shall be issued in exchange for any existing certificate only after such existing certificate shall have been so cancelled, except in cases provided for in Section 4 of this Article V. The Corporation shall be entitled to treat the holder of record of any share of capital stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in any such share on the part of any other person, whether or not it shall have express or other notice thereof, except as required by the laws of Michigan. See Article VIII, Section 3.

The Corporation shall register a stock certificate presented to it for transfer if (subject to waiver of (b) by the President or Secretary):

The certificate is properly endorsed by the holder of record or by his duly authorized attorney;

The signature of such person or persons has been guaranteed by a commercial bank or trust company located in the continental United States or a member of any registered national securities exchange and reasonable assurance is given that such endorsements are effective;

The Corporation has no notice of any adverse claims or has discharged any duty to inquire into any such claims; and There has been compliance with any applicable law relating to the collection of taxes. See Article V, Section 2.

A certificate representing shares shall state upon its face:

That the Corporation is formed under the laws of the State of Michigan.

The name of the person to whom issued.

The number and class of shares, and the designation of the series, if any, which the certificate represents.

( ) The par value of each share represented by the certificate, or a statement that the shares are without par value.

A certificate representing shares of Capital Stock shall set forth on its face or back or state that the Corporation will furnish to a shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and where the Corporation is authorized to issue any class of shares in series, the designation, relative rights, preferences and limitations of each series so far as the same have been prescribed and the authority of the Board to designate and prescribe the relative rights, preferences and limitations of other series.

Section 2. TRANSFER OF STOCK. Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation upon the direction of the registered holder thereof, or of his attorney thereunto authorized by written power of attorney duly executed and filed with the Secretary or with a transfer clerk or a transfer agent appointed as in Section 3 of this Article V provided, upon surrender of the certificate or certificates for such shares in form required for the Corporation to register a stock certificate presented to it for transfer under Section 1 of this Article V.

Section 3. TRANSFER AGENT; REGISTRAR; RULES RESPECTING CERTIFICATES. The Corporation may maintain one or more transfer offices or agencies, each in charge of a transfer clerk, or a transfer agent designated by the Board, where the shares of capital stock of the Corporation shall be transferable. The Corporation may also maintain one or more registry offices, each in charge of a registrar designated by the Board, where such shares of capital stock may be registered. The Board may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of stock certificates of the Corporation. The Board may require some or all certificates for capital stock to bear the signature or signatures of any or all such transfer agent(s) and registrar(s).

Section 4. LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation may issue a new certificate for shares or fractional shares of the capital stock of the Corporation in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed. Any person claiming a stock certificate in lieu of one lost, stolen or destroyed shall give the Corporation an affidavit as to his ownership of the certificate and of the facts which go to prove its loss, theft or destruction. He shall satisfy any reasonable requirements imposed by the Board and, if required by the Board, give the Corporation a bond, in such form and with such surety or sureties as the Board shall in its uncontrolled discretion determine to be sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged lost, stolen or destroyed certificate, or the issuance of such a new certificate.

Section 5. RECORD DATES. In fixing record dates the Corporation shall comply with the provisions of Rule 10b-17 and any successor provisions under the Securities Exchange Act of 1934 where the record date pertains to securities registered under that Act; the NASD policy requiring ten (10) days notice in advance of the record date to the Secretary of the Uniform Practice Committee where the record date pertains to a security traded in the over-the-counter market; the New York Stock Exchange and American Stock Exchange policies requiring ten (10) days notice to either of such exchanges in advance of the record date where the record date pertains to a security traded on either of such exchanges; and any applicable provisions regarding notice in any contracts and indentures to which the Corporation is a party. Failure to comply with such provisions and policies shall not affect the legality of a record date fixed hereunder. The Board may fix a date as the record date for the determination of the shareholders or holders of any other outstanding class or series of securities of the Corporation entitled to notice of and to vote at any meeting and any adjournment thereof or entitled to receive payment of any dividend, or to receive any allotment of rights or to exercise any rights of a holder in respect of any change, conversion, redemption, or exchange of the capital stock, or other securities of the Corporation, or to express any consent or dissent of the holders of any outstanding capital stock or other securities of the Corporation without a meeting to any action by the Corporation or affecting their interest in their capacities as such holders or for the purpose of any other action; and in each such case such holders and only such holders as shall be holders of record on the date so fixed shall be entitled to such notice of and to vote at such meeting and adjournment thereof, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, or to express such consent or dissent, or to be affected for the purpose of another action, as the case may be, notwithstanding any transfer of any stock on the stock transfer books of the Corporation after any such record date fixed as aforesaid. In no case shall the date of any meeting or adjournment thereof of such holders, the date for the payment of any dividend, the date of any allotment of rights, the date when any change, conversion, redemption or exchange of the capital stock or other securities of the Corporation shall go into effect or the date in connection with the expressing of such consent or dissent be more than sixty (60) days (nor less than ten (10) days in connection with the date of any meeting of such holders or adjournments thereof), not counting the record date, after said record date. If no action is taken by the Board under this section, determination of shareholders' rights shall be made under section 411(2) of the Michigan Business Corporation Act and its successor provisions. In the event dividends are declared and a record date is set under the foregoing provisions, the stock transfer agent of the Corporation will take a record of all shareholders entitled to the dividend without actually closing the books for transfer of stock.

Section 6. SUBSCRIPTIONS FOR SHARES. Unless otherwise provided in the subscription agreement, subscriptions for shares, whether made before or after the organization of the Corporation, shall be paid in full at such time, or in such installments and at such times, as shall be determined by the Board. Any call made by the Board for the payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series, as the case may be. In case of default in the payment of any installment or call when such payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation or may declare a forfeiture of the subscription upon which the installment or call is unpaid and all amounts paid on it. No forfeiture shall be declared unless the amount due on it shall remain unpaid for a period of 20 days after written demand has been made for payment. If mailed, the written demand shall be deemed to be made when deposited in the United States mail in a sealed envelope addressed to the subscriber at his last post office address known to the Corporation, with postage prepaid.

ARTICLE VI
Indemnification

Section 1. PERSONS ENTITLED TO INDEMNIFICATION, STANDARDS OF CON-DUCT. To the extent permitted by Michigan law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

The Corporation shall indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

Any indemnification under the above paragraphs (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met with the applicable standard of conduct set forth in such paragraphs. Such determination shall be made in either of the following ways:

By the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding.

If such quorum is not obtainable, or, even if obtainable and a quorum of disinterested directors so directs, by independent legal counsel in a written opinion.

By the shareholders.

Expenses incurred in defending a civil or criminal action, suit or proceeding described in the above paragraphs may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided above upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation.

A provision made to indemnify directors or officers in any action, suit or proceeding referred to in Sections 561 and 562 of the Michigan Business Corporation Act, whether contained in the Articles of Incorporation, the By-Laws, a resolution of shareholders or directors, an agreement or otherwise, shall be invalid only insofar as it is in conflict with this Article. Nothing contained in this Article shall affect any rights to indemnification to which persons other than directors and officers may be entitled by contract or otherwise by law. The indemnification provided in this Article continues as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have power to indemnify him against such liability under this Article.

For the purposes of this Article, references to the Corporation include all constituent corporations absorbed in a consolidation or merger and the resulting or surviving corporation, so that a person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

ARTICLE VII
Miscellaneous

Section 1. BOOKS AND RECORDS AND SHAREHOLDER INSPECTION RIGHTS. The Corporation shall keep books and records of account and minutes of the proceedings of its shareholders, Board and executive committee, if any. Unless otherwise provided in the By-Laws, the books, records and minutes may be kept outside the State of Michigan. The Corporation shall keep at its registered office, or at the office of its transfer agent or transfer clerk within or without the State of Michigan, records containing the names and addresses of all shareholders, the number, class and series of shares held by each and the dates when they respectively became holders of record thereof. Any of such books, records or minutes may be in written form or in any other form capable of being converted into written form within a reasonable time. The Corporation shall convert into written form without charge any such record not in such form, upon written request of a person entitled to inspect them.

A person who is a shareholder of record of the Corporation, upon at least ten days' written demand may examine for any proper purpose in person or by agent or attorney, during usual business hours, its minutes of shareholders' meetings and register of shareholders' names, addresses and shareholdings and make extracts therefrom,. at the places where they are kept pursuant to the above requirements.

A holder of a voting trust certificate representing shares of the Corporation is deemed a shareholder for the purpose of this section.

Section 2. DIVIDENDS AND NOTICE THEREOF. Subject to the provisions of the Michigan Business Corporation Act, the Articles of Incorporation of the Corporation and these By-Laws, the Board may declare and pay dividends upon the shares of the Corporation's capital stock out of any form of surplus or in additional shares of its capital stock, whenever and in such amounts as, in the opinion of the Board, the condition of the affairs of the Corporation shall render it advisable.

A share dividend or other distribution of shares of the Corporation shall be accompanied by a written notice (a) disclosing the amounts by which the distribution affects stated capital, capital surplus and earned surplus, or (b) if such amounts are not determinable at the time of the notice, disclosing the approximate effect of the distribution upon stated capital, capital surplus, and earned surplus and stating that the amounts are not yet determinable.

Section 3. SEAL. The Board shall provide a corporate seal, which shall be circular in form and shall bear the full name of the Corporation and the words and figures "Incorporated in Michigan", or words and figures of similar impact. The seal or a facsimile thereof may be impressed or affixed or reproduced or other use made thereof by the Secretary, any Assistant Secretary or any other officer authorized by the Board.

Section 4. FISCAL YEAR. The fiscal year of the Corporation shall end on December 31 in each year. Such date may be changed for future fiscal years at any time and from time to time by resolution of the Board.

Section 5. WAIVER OF NOTICE. Whenever any notice whatever is required to be given by these By-Laws or by the Articles of Incorporation of the Corporation or by the then existing law of the State of Michigan, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

When, under the Michigan Business Corporation Act or the Articles of Incorporation or By-Laws of the Corporation or by the terms of an agreement or instrument, the Corporation or the Board or any committee thereof may take action after notice to any person or after lapse of a prescribed period of time, the action may be taken without notice and without lapse of the period of time, if at any time before or after the action is completed the person entitled to notice or to participate in the action to be taken or, in the case of a shareholder, by his attorney-in-fact, submits a signed waiver of such requirements.

Section 6. NOTICE. When a notice or communication is required or permitted to be given, it shall be given in person or mailed to the person to whom it is directed at the address designated by him for that purpose, or, if none is designated, at his last address known to the Corporation. The notice or communication is given when deposited, with postage thereon prepaid, in a post office or official depository under the exclusive care and custody of the United States postal service. The mailing shall be registered, certified or other first class mail.

In addition to notice sent by mail or given in person as prescribed above, notice of meetings of the Board may be given by telephone or telegraph to the person to whom it is directed or to his representative at his last address as known to the Corporation.

Section 7. DISPENSING WITH NOTICE. When a notice or communication is required to be given to a person by the Michigan Business Corporation Act, by the Articles of Incorporation or By-Laws of the Corporation, or by the terms of an agreement or instrument relating to the internal affairs of the Corporation, or as a condition precedent to taking corporate action, and communication with the person is then unlawful under a statute of Michigan or the United States or a rule, regulation, proclamation or order issued under any of those statutes, the giving of the notice or communication to the person is not required and there is no duty to apply for a license or other permission to do so. An affidavit, certificate or other instrument which is required to be made or filed as proof of the giving of a notice or communication required by this section, if the notice or communication to any person is dispensed with under this section, shall include a statement that the notice or communication was not given to any person with whom communication is unlawful. The affidavit, certificate or other instrument is as effective for all purposes as though such notice or communication had been personally given to the person.

Section 8. ANNUAL REPORT. The Corporation at least once in each fiscal year shall cause a financial report of the Corporation for the preceding fiscal year to be made and distributed to each shareholder thereof within 4 months after the end of the fiscal year. The report shall include the Corporation's statement of income, its year-end balance sheet and, if prepared by the Corporation, its statement of source and application of funds and such other information as may be required by the Michigan Business Corporation Act.

Section 9. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or the President shall direct in such banks, trust companies or other depositaries as the Board may select or as may be selected by any executive officer, or other officer or agent of the Corporation to whom power in that respect shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts, and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any executive officer or other officer or agent of the Corporation as thereunto authorized from time to time by the Board.

ARTICLE VIII
Special Corporate Acts, Negotiable Instruments,
Deeds, Contracts and Proxies

Section 1. EXECUTION OF NEGOTIABLE INSTRUMENTS. All checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money shall, unless otherwise directed by the Board or unless otherwise required by law, be signed by any two of the following officers: the Chairman of the Board, President, a Vice-President, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary, or Comptroller or Assistant Comptroller. The Board may, however, authorize any one of such officers to sign checks, drafts, and orders for the payment of money, which are for any amounts in any instance; and may authorize any one of its officers or employees, other than those named above, or different combinations of such officers and employees to sign checks, drafts, and orders for the payment of money for any amounts. The Board may authorize the use of facsimile signatures of any officer or employee in lieu of manual signatures.

Section 2. EXECUTION OF DEEDS, CONTRACTS, ETC. Subject always to the specific directions of the Board, all deeds and mortgages made by the Corporation and all other written contracts and agreements to which the Corporation shall be a party shall be executed in its name by the President or one of the Vice Presidents, and, when requested, the Secretary or an Assistant Secretary shall attest to such signatures and affix the corporate seal to the instruments.

Section 3. ENDORSEMENT OF STOCK CERTIFICATES. Subject always to the specific directions of the Board, any share or shares of stock issued by any corporation and owned by the Corporation may, for sale or transfer, be endorsed in the name of the Corporation by the President or one of the Vice Presidents, and, where required, his signature may be attested to by the Secretary or an Assistant Secretary who shall affix the corporate seal. This Section does not govern signatures required in the initial issuance or the reissuance of the Corporation's own shares, which is governed by Section 1 of Article V.

ARTICLE IX
Amendments to By-Laws

Subject to Article III, Section 11 of the Articles of Incorporation, these By-Laws may be altered or amended by the affirmative vote of the holders of at least sixty percent of the capital stock of the Corporation issued and outstanding and entitled to vote thereat, at any regular or special meeting of shareholders if notice of the proposed alteration or amendment be contained in the notice of the meeting (except that if such alteration or amendment shall be submitted to the shareholders with the unanimous recommendation of the entire Board of Directors, the By-Laws may be altered or amended by the affirmative vote of the holders of a majority of the capital stock of the Corporation issued and outstanding and entitled to vote at such regular or special meeting). These By-Laws also may be altered or amended by a resolution adopted by the affirmative vote of sixty percent of all directors of the Board then in office at a regular or special meeting.

Exhibit B.4

BYLAWS OF BUCKEYE VENTURES, INC.
a Nevada corporation

ARTICLE I
OFFICES

Section 1. Registered Office; Principal Office.

The Board of Director shall fix the location of the registered office of the Corporation at any place within the State of Nevada. The Board of Directors shall fix the location of the principal office of the Corporation at any place within or outside of the State of Nevada.

Section 2. Other Offices.

The Board of Directors may at any time establish branch or subordinate offices at any place or places it may choose from time to time.

ARTICLE II
MEETINGS OF SHAREHOLDERS

Section 1. Place of Meetings.

Meetings of shareholders shall be held at any place within or outside the State of Nevada designated by the Board of Directors. In the absence of any such designation, meetings of shareholders shall be held at the principal executive office of the Corporation.

Section 2. Annual Meeting.

The annual meeting of shareholders shall be held on such date and at such time as the Board of Directors may determine. However, if this day falls on a legal holiday, the meeting shall be held at the same time and place on the next succeeding full business day. The annual meeting shall be held at the Corporation’s principal offices or at any other location as may be determined by the Board of Directors. At each annual meeting, directors shall be elected and any other proper business may be transacted.

Section 3. Special Meetings.

A special meeting of the shareholders may be called at any time by the Board of Directors, the CEO, or one or more shareholders holding shares in the aggregate entitled to cast not less than 30% of the votes at such meeting.

If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the President, any Vice-President or the Secretary of the Corporation. The officer receiving the request shall promptly cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not fewer than 35 days or more than 60 days after the receipt of the request. If such notice is not given within 20 days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

Section 4. Notice of Meetings of Shareholders.

All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than 10 days or more than 60 days before the date of the meeting. Such notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters that the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

Section 5. Manner of Giving Notice; Affidavit of Notice.

Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to each shareholder at the address of such shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. If the Corporation’s outstanding shares are held by 500 or more persons on the record date for the shareholders’ meeting, notice may be sent by third-class mail. If no such address appears on the books of the Corporation or is given, notice shall be deemed to have been given if sent to a shareholder by first-class mail or telegraphic or other written communication to the Corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where such office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

If any notice addressed to a shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver such notice to such shareholder at such address, each future notice and report shall be deemed to have been duly given without further mailing if it shall be available to the shareholder on written demand by the shareholder at the principal executive office of the Corporation for a period of one year from the date of the giving of such notice or report.

An affidavit of the mailing or other means of giving any notice of any meeting of shareholders shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice and shall be filed and maintained in the minutes book of the Corporation.

Section 6. Quorum.

The presence in person or by proxy of the holders of a majority of the shares entitled to vote at a meeting of shareholders shall constitute a quorum for the transaction of business at such meeting. The shareholders in attendance at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7. Adjourned Meeting; Notice.

Any meeting of shareholders, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy; but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in Section 6 of this Article II.

When any meeting of shareholders, annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

Section 8. Voting.

The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 11 of this Article II. The shareholders’ vote may be by voice vote or by ballot; provided, however, that any election of directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than the election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal; but if a shareholder fails to specify the number of shares such shareholder is voting affirmatively, it shall be presumed conclusively that such shareholder’s approving vote is with respect to all shares that such shareholder is entitled to vote. Except as provided in Section 6 of this Article II and in the election of directors, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders.

At a meeting of shareholders at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of such shareholder’s shares).

Section 9. Waiver of Notice or Consent By Absent Shareholders.

The transactions of any meeting of shareholders, annual or special, however called and noticed and wherever held, shall be as valid as though they had occurred at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after such meeting, each person entitled to vote who was not present in person or by proxy signs a written waiver of notice or a consent to a holding of such meeting or an approval of the minutes thereof. Such waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of such meeting, except that when the person objects at the beginning of the meeting to the transaction of any business thereat because such meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of such meeting if an objection is expressly made at such meeting.

Section 10. Shareholder Action by Written Consent. Without a Meeting.

Any action that may be taken at any annual or special meeting of shareholders may, to the extent permitted by the Certificate of Incorporation and applicable law, be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. All such consents shall be maintained in the corporate records.

Section 11. Record Date for Shareholder Notice; Voting and Giving Consents.

For purposes of determining the shareholders entitled to receive notice of any meeting or to give consent to corporate action without a meeting, the Board of Directors may fix in advance a record date, which shall not be mote than 60 days or less than 10 days before the date of any such meeting nor more than 60 days before any such action without a meeting. In this event, only shareholders of record on the date so fixed are entitled to receive notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the NRS.

If the Board of Directors does not so fix a record date:

(a)
The record date for determining shareholders entitled to receive notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the date on which the meeting is held; or

(b)
The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to that action.

Section 12. Proxies.

Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Corporation. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact. A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to such proxy, by a writing delivered to the Corporation stating that such proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing such proxy; or (ii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant to such proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the NRS.

Section 13. Inspectors of Election.

Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of such inspectors shall be either one or three. If such inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one or three inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(a)	Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)	Receive votes, ballots or consents;

(c)	Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	Count and tabulate all votes or consents;

(e)	Determine when the polls shall close;

(f)	Determine the result; and

(g)	Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

ARTICLE III
DIRECTORS

Section 1. Powers.

Subject to the provisions of the NRS and any limitations in the Certificate of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

Section 2. Number and Qualification of Directors.

The number of directors of the Corporation shall not be less than one nor more than nine. The exact number of directors shall be specified by a resolution duly adopted by the Board of Directors or shareholders. The board of directors shall designate a Chairman and a Vice Chairman. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

the Chairman of the Board;

the Vice Chairman;

the President; or

any director chosen by a majority of the directors present thereat.

The Secretary, or if he shall be absent from such meeting, the person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof. The order of business and rules of procedure at each meeting of the Board shall be determined by the chairman of such meeting, but the same may be changed by the vote of a majority of those directors present at such meeting. The Board shall keep regular minutes of its proceedings and all material action shall be reported to the shareholders at the next annual meeting of shareholders.

Section 3. Election and Term of Office of Directors.

Directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Section 4. Vacancies.

Vacancies on the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of shareholders and until a successor has been elected and qualified.

A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or who has been convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be elected at such meeting.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

Any director may resign effective on giving written notice to the Chairman of the Board of Directors, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a later time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

No reduction of the authorized number of directors shall have the effect of removing any director before the expiration of such director’s term of office.

Section 5. Place of Meetings and Meetings by Telephone.

Regular meetings of the Board of Directors may be held at any place within or outside the State of Nevada that has been designated from time to time by resolution of the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

Section 6. Regular Meetings.

Regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.

Section 7. Special Meetings.

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Vice Chairman, the President, any Vice-President, the Secretary or any two directors.

Notice of the time and place of such special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at such director’s address as is shown on the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of such meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of such meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director whom the person giving such notice has reason to believe will promptly communicate it to such director. The notice need not specify the purpose of the meeting or the place if the meeting is to be held at the principal executive office of the Corporation.

Section 8. Quorum; Voting.

A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 10 of this Article III. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of the NRS.

Section 9. Waiver of Notice.

The transactions of any meeting of the Board of Directors, however called and noticed, and wherever held, shall be as valid as though they had occurred at a meeting duly held after regular call and notice if a quorum is present and if, either before or after such meeting, each of the directors not present signs a written waiver of notice, a consent to hold such meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of such meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of such meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, before or at its commencement, the lack of notice to such director.

Section 10. Adjournment.

A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 11. Notice of Adjournment.

Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of the time and place shall be given before the time of the adjourned meeting in the manner specified in Section 7 of this Article III to the directors who were not present at the time of the adjournment.

Section 12. Action Without Meeting.

Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.

Section 13. Fees and Compensation of Directors.

Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 13 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for such service.

ARTICLE IV
COMMITTEES

Section 1. Committees of Directors.

The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any such committee, who may replace any absent member at any meeting of such committee. Any committee, to the extent provided in such a resolution of the Board, shall have all the authority of the Board, except with respect to:

(a)	The approval of any action that, under the NRS, also requires shareholders’ approval or approval of the outstanding shares;

(b)	The filling of vacancies on the Board of Directors or in any committee;

(c)	The fixing of compensation of the directors for serving on the Board of Directors or on any committee;

(d)	The amendment or repeal of bylaws or the adoption of new bylaws;

(e)	The amendment or repeal of any resolution of the Board of Directors that by its express terms is not so amendable or repealable;

(f)	A distribution to the shareholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; and

(g)	The appointment of any other committees of the Board of Directors or the members of such committees.

Section 2. Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Sections 5 (place of meetings), 6 (regular meetings), 7 (special meetings), 8 (quorum), 9 (waiver of notice), 10 (adjournment), 11 (notice of adjournment), and 12 (action without meeting) of Article III, with such changes in the context of such Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees also may be called by resolution of the Board of Directors; and notice of special meetings of committees also shall be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V
OFFICERS

Section 1. Officers.

The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary, a Treasurer and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and other officers as may be elected or appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person.

Section 2. Election of Officers.

The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of any officer under any contract of employment.

Section 3. Subordinate Officers.

The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

Section 4. Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board or, except in the case of any officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of such notice or at any later time specified in such notice; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the resigning officer is a party.

Section 5. Vacancies in Offices.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

Section 6. Chairman of the Board.

The Chairman of the Board of Directors, if chosen, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as from time to time may be assigned to him by the Board of Directors or prescribed by these Bylaws. If there is no President, the Chairman of the Board of Directors shall in addition be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 8 of this Article V.

Section 7. Vice-Chairman of the Board.

The Vice-Chairman of the Board of Directors, if chosen, shall, if present and the Chairman of the Board of directors is not present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as from time to time may be assigned to him by the Board of Directors or prescribed by these Bylaws.

Section 8. Chief Executive Officer.

The Chief Executive Officer shall be the general manager and chief executive officer of the Corporation and has, subject to the control of the Board of Directors, general supervision, direction and control of the business and officers of the Corporation. The Chief Executive Officer shall have the general powers and duties of management usually vested in the offices of general manager and chief executive officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors.

Section 9. President.

The President shall be the chief operating officer of the Corporation and shall have, subject to the control of the Board of Directors and the Chief Executive Officer, general supervision, direction, and control of the operations of the Corporation. In the absence of the Chairman of the Board of Directors, the President shall preside at all meetings of the shareholders and at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the offices of president and chief operating officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors.

Section 10. Vice-Presidents.

In the absence or disability of the President, the Vice-Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice-President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice-Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them by the Board of Directors, the Chairman of the Board, the President or these Bylaws.

Section 11. Secretary.

The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders, with the time and place of holding, whether regular or special and, if special, how authorized, the notice given, the names of those present at Board meetings or committee meetings, the number of shares present or represented at meetings of shareholders and the proceedings.

The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of shareholders and of the Board of Directors required by these Bylaws or by law to be given, and he shall keep in safe custody the seal of the Corporation, if one is adopted, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

Section 12. Treasurer and Chief Financial Officer.

The Treasurer and the Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Treasurer and Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Treasurer and Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of the transactions of the Treasurer and Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

The Corporation shall, to the maximum extent permitted by the NRS, indemnify each of its officers and directors and may indemnify each of its other agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was an agent of the Corporation. For purposes of this Article VI, an “agent” of the Corporation includes any person who is or was a director, officer, employee or other agent of the Corporation; or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

The indemnification provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. No provision of these Bylaws shall limit or prohibit indemnification by the Corporation to the fullest extent permitted by Michigan law.

ARTICLE VII
RECORDS AND REPORTS

Section 1. Maintenance and Inspection of Share Register.

The Corporation shall keep at its principal executive office or at the office of its transfer agent or registrar, if either be designated and .as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

A shareholder or shareholders of the Corporation holding at least 30% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect and copy the record of shareholders’ names and addresses and shareholdings during usual business hours, on five days’ prior written demand on the Corporation, and (ii) obtain from the transfer agent of the Corporation, on written demand and on the tender of such transfer agent’s usual charges for such list, a list of the names and addresses of the shareholders who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by such shareholder or shareholders after the date of demand. Such list shall be made available to any such shareholder by the transfer agent on or before the later of five days after the demand is received or the date specified in the demand as the date as of which such list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or a holder of a voting trust certificate making the demand.

Section 2. Maintenance and Inspection of Bylaws.

The Corporation shall keep at its principal executive office the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

Section 3. Maintenance and Inspection of Other Corporate Records.

The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places as may be designated by the Board of Directors or, in the absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written forth or in any other form capable of being converted into written form. To the extent required under the NRS, the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as a holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. The rights of inspection set forth in this Section 3 shall extend to the equivalent records of each subsidiary corporation of the Corporation.

Section 4. Inspection by Directors.

Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Corporation and each of its subsidiary corporations. Such inspection by a director may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts of all documents.

Section 5. Annual Report to Shareholders.

As required by applicable law, Board of Directors will issue annual or other periodic reports to the shareholders of the Corporation via the Edgar filing system of the SEC.

Section 6. Financial Statements.

A copy of any annual financial statement and any income statement of the Corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file in the principal executive office of the Corporation for twelve months, and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

If a shareholder or shareholders holding at least 30% of the outstanding shares of any class of stock of the Corporation makes a written request to the Corporation for an income statement of the Corporation for the three-month, six-month or nine-month period of the then-current fiscal year ending more than 30 days before the date of the request and a balance sheet of the Corporation as of the end of such period, the Chief Financial officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement to the person making such request within 30 days after the receipt of such request. If the Corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within 30 days after such request.

The Corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semiannual or quarterly income statement that it has prepared and a balance sheet as of the end of that period.

The quarterly income statements and balance sheets referred to in this Section 6 shall be accompanied by the report, if any, of any independent accountants engaged by the Corporation or the certificate of an authorized officer of the Corporation that the financial statements were prepared without audit from the books and records of the Corporation.

Section 7. Annual Statement of. General Information.

The Corporation shall, within the statutorily required time period, file with the Secretary of State of Nevada - Corporate Division, on the prescribed form, a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the President, Treasurer and Secretary, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, and a designation of the agent of the Corporation for the purpose of service of process, all in compliance with the NRS.

ARTICLE VIII
GENERAL CORPORATE MATTERS

Section 1. Record Date for Purposes Other Than Notice and Voting.

For purposes of determining the shareholders entitled to receive any dividend or other distribution or allotment of any rights or entitled to exercise any rights with respect to any other lawful action (other than action by shareholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days before any such action, and in such case only shareholders of record on the date so fixed are entitled to receive such dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so fixed, except as otherwise provided in the NRS.

If the Board of Directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the applicable resolution.

Section 2. Checks, Drafts, Evidence of Indebtedness.

All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Corporation shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

Section 3. Execution of Corporate Contracts and Instruments.

The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer, officers, agent or agents to enter into any contract or execute any instrument in the name of and for the Corporation; such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

Section 4. Certificates for Shares.

A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any of such shares are fully paid; the Board of Directors may authorize the issuance of certificates or shares as partly paid, provided that such certificates shall state the amounts of the consideration paid and owing. All certificates shall be signed in the name of the Corporation by the Chairman of the Board or Vice-Chairman of the Board or the President or Vice-President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed on, a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

Section 5. Lost Certificates.

Except as provided in this Section 5, no new certificate for shares shall be issued to replace an old certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including a provision for indemnification of the Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

Section 6. Representation of Shares of Other Corporations.

The Chairman of the Board, the President, any Vice-President or any person authorized either by the Board of Directors or by any of the foregoing designated officers is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted to such officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of such officers in person or by any person authorized to do so by proxy duly executed by such officers.

Section 7. Construction and Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the NRS shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, any indication of gender includes both genders and the term “person” includes a corporation, a natural person, an association and a partnership.

ARTICLE IX
AMENDMENTS

Section 1. Amendment by Shareholders and Directors.

New bylaws may be adopted or these Bylaws may be amended or repealed by the Board of Directors or by written consent of holders of a majority of the outstanding shares entitled to vote.

ARTICLE X
SCOPE OF BYLAWS

These Bylaws govern the regulation and management of the affairs of the Corporation to the extent they are consistent with applicable law and the Corporation’s Certificate of Incorporation. To the extent they are not consistent, applicable law and the Certificate of Incorporation will govern.

Exhibit C.1

FORM OF DISSENTER'S DEMAND NOTICE

If a shareholder desires to dissent from the Merger and be paid the fair value of the shareholder's shares, then the shareholder must deliver to the Company on or before October 10, 2007 both: (1)this Dissenter's Demand Notice and (2) the certificates for all of the shareholder's shares. Those items must be sent to:
Buckeye Ventures, Inc.
4455 Lamont Street, Suite 3
San Diego, CA 92109

This Dissenter's Demand Notice and those certificates will need to be received by the Company on or before October 10, 2007 or the right to dissent with respect to those shares will be lost.

Identification of shareholder exercising dissenter's rights:

Name(s)

Address:

The total number of shares of common stock owned by the shareholder(s) for which dissenter's rights are being asserted is:

Are those shares held in the shareholder's name or in the name of a broker or other nominee?

Yes [__] No [__]

NOTE: If any of those shares are held in the name of a broker or other nominee, that broker or other nominee must sign this Demand Form.

The undersigned hereby certifies that he/she/it acquired the shares of the Company before October 10, 2007, the date of the first announcement to news media or to shareholders of the terms of the proposed Plan of Merger.

Yes [__] No [__]

The undersigned understands that the Company's estimate of the fair value of the shares which are the subject of this notice is $0.10 per share of common stock. The undersigned hereby accepts the Company's offer to pay that amount:

Yes [__] No [__]

If the shareholder does not agree with the Company's estimate of the fair value of the shares, the shareholder will have the right under Section 772 of the Michigan Business Corporation Act ("MBCA") to notify the Company in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of that amount, less any payment made by the Company. A copy of the dissent and appraisal provisions of the MBCA (including Section 772 referenced above) is attached as Exhibit B to the Information Statement to which this Dissenter's Demand Notice is attached. Any shareholder that desires to exercise rights under Section 772 should be aware of the deadlines and other restrictions set forth in that section and the other provisions of the MBCA set forth in Exhibit B.

Dated: ________________, 2007.

INDIVIDUAL SHAREHOLDERS:

Signature	Signature

Print Name	Print Name

ENTITY SHAREHOLDERS:

Name of Entity:

By: _______________________________  (Signature of Officer)

______________________________
Print Title

Exhibit C.2

BUSINESS CORPORATION ACT (EXCERPT)
Act 284 of 1972

450.1761 Definitions.

As used in sections 762 to 774:

(a)	“Beneficial shareholder” means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

(b)	“Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving corporation by merger of that issuer.

(c)	“Dissenter” means a shareholder who is entitled to dissent from corporate action under section 762 and who exercises that right when and in the manner required by sections 764 through 772.

(d)
“Fair value”, with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(e)
“Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(f)
“Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(g)	“Shareholder” means the record or beneficial shareholder. 450.1762 Right of shareholder to dissent and obtain payment for shares.

(1)	A shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a)
Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 703a or 73 6(5) or the articles of incorporation and the shareholder is entitled to vote on the merger, or the corporation is a subsidiary that is merged with its parent under section 711.

(b)	Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

(c)
Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution but not including a sale pursuant to court order.

(d)	An amendment of the articles of incorporation giving rise to a right to dissent pursuant to section 621.

(e)	A transaction giving rise to a right to dissent pursuant to section 754.

(f)
Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(g)	The approval of a control share acquisition giving rise to a right to dissent pursuant to section 799.

(2)	Unless otherwise provided in the articles of incorporation, bylaws, or a resolution of the board, a shareholder may not dissent from any of the following:

(a)
Any corporate action set forth in subsection (1)(a) to (e) as to shares that are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the national association of securities dealers, on the record date fixed to vote on the corporate action or on the date the resolution of the parent corporation's board is adopted in the case of a merger under section 711 not requiring shareholder vote under section 713.

(b)
A transaction described in subsection (1)(a) in which shareholders receive cash or shares that satisfy the requirements of subdivision (a) on the effective date of the merger or any combination thereof.

(c)
A transaction described in subsection (1)(b) in which shareholders receive cash or shares that satisfy the requirements of subdivision (a) on the effective date of the share exchange or any combination thereof.

(d)
A transaction described in subsection (1)(c) that is conducted pursuant to a plan of dissolution providing for distribution of substantially all of the corporation's net assets to shareholders in accordance with their respective interests within 1 year after the date of closing of the transaction, where the transaction is for cash or shares that satisfy the requirements of subdivision (a) on the date of closing or any combination thereof.

(3)
A shareholder entitled to dissent and obtain payment for his or her shares pursuant to subsection (1)(a) to (e) may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(4)
A shareholder who exercises his or her right to dissent and seek payment for his or her shares pursuant to subsection (1)(f) may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

450.1763 Rights of partial dissenter; assertion of dissenters' rights by beneficial shareholder.

(1)
A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any 1 person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he or she dissents and his or her other shares were registered in the names of different shareholders.

(2)	A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if all of the following apply:

(a)	He or she submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

(b)	He or she does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.

450.1764 Corporate action creating dissenters' rights; vote of shareholders; notice.

(1)
If proposed corporate action creating dissenters' rights under section 762 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this act and shall be accompanied by a copy of sections 761 to 774.

(2)
If corporate action creating dissenters' rights under section 762 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 766. A shareholder who consents to the corporate action is not entitled to assert dissenters' rights.

450.1765 Notice of intent to demand payment for shares.

(1)
If proposed corporate action creating dissenters' rights under section 762 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated and must not vote his or her shares in favor of the proposed action.

(2)	A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment for his or her shares under this act.

450.1766 Dissenters' notice; delivery to shareholders; contents.

(1)
If proposed corporate action creating dissenters' rights under section 762 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 765.

(2)	The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must provide all of the following:

(a)	State where the payment demand must be sent and where and when certificates for shares represented by certificates must be deposited.

(b)	Inform holders of shares without certificates to what extent transfer of the shares will be restricted after the payment demand is received.

(c)
Supply a form for the payment demand that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether he or she acquired beneficial ownership of the shares before the date.

(d)	Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (1) notice is delivered.

450.1767 Duties of shareholder sent dissenter's notice; retention of rights; failure to demand payment or deposit share certificates.

(1)
A shareholder sent a dissenter's notice described in section 766 must demand payment, certify whether he or she acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 766(2) (c), and deposit his or her certificates in accordance with the terms of the notice.

(2)
The shareholder who demands payment and deposits his or her share certificates under subsection (1) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

(3)
A shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his or her shares under this act.

450.1768 Restriction on transfer of shares without certificates; retention of rights.

(1)
The corporation may restrict the transfer of shares without certificates from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 770.

(2)
The person for whom dissenters' rights are asserted as to shares without certificates retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

450.1769 Payment by corporation to dissenter; accompanying documents.

(1)
Except as provided in section 771, within 7 days after the proposed corporate action is taken or a payment demand is received, whichever occurs later, the corporation shall pay each dissenter who complied with section 767 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

(2)	The payment must be accompanied by all of the following:

(a)
The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and if available the latest interim financial statements.

(b)	A statement of the corporation's estimate of the fair value of the shares.

(c)	An explanation of how the interest was calculated.

(d)	A statement of the dissenter's right to demand payment under section 772.

450.1770 Return of deposited certificates and release of transfer restrictions; effect of corporation taking proposed action.

(1)
If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on shares without certificates.

(2)
If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 766 and repeat the payment demand procedure.

450.1771 Election to withhold payment from dissenter; offer to pay estimated fair value of shares, plus accrued interest; statements; explanation.

(1)
A corporation may elect to withhold payment required by section 769 from a dissenter unless he or she was the beneficial owner of the shares before the date set forth in the dissenters' notice pursuant to section 766(2)(c).

(2)
To the extent the corporation elects to withhold payment under subsection (1), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who shall agree to accept it in full satisfaction of his or her demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 772.

450.1772 Demand for payment of dissenter's estimate or rejection of corporation's offer and demand for payment of fair value and interest due; waiver.

(1)
A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, less any payment under section 769, or reject the corporation's offer under section 771 and demand payment of the fair value of his or her shares and interest due, if any 1 of the following applies:

(a)	The dissenter believes that the amount paid under section 769 or offered under section 771 is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

(b)	The corporation fails to make payment under section 769 within 60 days after the date set for demanding payment.

(c)
The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on shares without certificates within 60 days after the date set for demanding payment.

(2)
A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation of his or her demand in writing under subsection (1) within 30 days after the corporation made or offered payment for his or her shares.

450.1773 Petitioning court to determine fair value of shares and accrued interest; failure of corporation to commence proceeding; venue; parties; service; jurisdiction; appraisers; discovery rights; judgment.

(1)
If a demand for payment under section 772 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2)
The corporation shall commence the proceeding in the circuit court of the county in which the corporation's principal place of business or registered office is located. If the corporation is a foreign corporation without a registered office or principal place of business in this state, it shall commence the proceeding in the county in this state where the principal place of business or registered office of the domestic corporation whose shares are to be valued was located.

(3)
The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4)
The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5)
Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or for the fair value, plus accrued interest, of his or her after-acquired shares for which the corporation elected to withhold payment under section 771.

450.1773a Referee; appointment; powers; compensation; duties; objections to report; application to court for action; adoption, modification, or recommitment of report; further evidence; judgment; review.

(1)
In a proceeding brought pursuant to section 773, the court may, pursuant to the agreement of the parties, appoint a referee selected by the parties and subject to the approval of the court. The referee may conduct proceedings within the state, or outside the state by stipulation of the parties with the referee's consent, and pursuant to the Michigan court rules. The referee shall have powers that include, but are not limited to, the following:

(a)
To hear all pretrial motions and submit proposed orders to the court. In ruling on the pretrial motion and proposed orders, the court shall consider only those documents, pleadings, and arguments that were presented to the referee.

(b)
To require the production of evidence, including the production of all books, papers, documents, and writings applicable to the proceeding, and to permit entry upon designated land or other property in the possession or control of the corporation.

(c)	To rule upon the admissibility of evidence pursuant to the Michigan rules of evidence.

(d)	To place witnesses under oath and to examine witnesses.

(e)	To provide for the taking of testimony by deposition.

(f)	To regulate the course of the proceeding.

(g)
To issue subpoenas, when a written request is made by any of the parties, requiring the attendance and testimony of any witness and the production of evidence including books, records, correspondence, and documents in the possession of the witness or under his or her control, at a hearing before the referee or at a deposition convened pursuant to subdivision (e). In case of a refusal to comply with a subpoena, the party on whose behalf the subpoena was issued may file a petition in the court for an order requiring compliance.

(2)
The amount and manner of payment of the referee's compensation shall be determined by agreement between the referee and the parties, subject to the court's allocation of compensation between the parties at the end of the proceeding pursuant to equitable principles, notwithstanding section 774.

(3)	The referee shall do all of the following:

(a)	Make a record and reporter's transcript of the proceeding.

(b)	Prepare a report, including proposed findings of fact and conclusions of law, and a recommended judgment.

(c)	File the report with the court, together with all original exhibits and the reporter's transcript of the proceeding.

(4)
Unless the court provides for a longer period, not more than 45 days after being served with notice of the filing of the report described in subsection (3), any party may serve written objections to the report upon the other party. Application to the court for action upon the report and objections to the report shall be made by motion upon notice. The court, after hearing, may adopt the report, may receive further evidence, may modify the report, or may recommit the report to the referee with instructions. Upon adoption of the report, judgment shall be entered in the same manner as if the action had been tried by the court and shall be subject to review in the same manner as any other judgment of the court.

450.1774 Costs of appraisal proceeding.

(1)
The court in an appraisal proceeding commenced under section 773 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 772.

(2)	The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable in the following manner:

(a)	Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 764 through 772.

(b)
Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this act.

(3)
If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees paid out of the amounts awarded the dissenters who were benefited.